As filed with the Securities and Exchange Commission on March 31, 2000
                        Securities Act File No. 33-85242
                    Investment Company Act File No. 811-08822
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]

         Pre-Effective Amendment No. ___                                    [ ]
         Post-Effective Amendment No. 8                                     [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]

         Amendment No.  9                                                   [X]

                        (Check appropriate box or boxes.)


                       CAPITAL MANAGEMENT INVESTMENT TRUST
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)


               140 Broadway, Suite 2201, New York, New York 10005
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number, including Area Code (212) 509-1111
                                                           --------------


                              C. Frank Watson, III
     105 North Washington Street, P.O. Drawer 69, Rocky Mount, NC 27802-0069
     -----------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                 With Copies to:
                                 ---------------
                                 Jane A. Kanter
                             Dechert Price & Rhoads.
                              1775 Eye Street, N.W.
                            Washington, DC 20006-2401


Approximate Date of Proposed Public Offering:   As soon as practicable after the
                                                Effective Date of this Amendment
                                                --------------------------------


It is proposed that this filing will become effective:  (check appropriate box)

       [X] immediately upon filing pursuant to paragraph (b);
       [ ] on (date) pursuant to paragraph (b);
       [ ] 60 days after filing pursuant to paragraph (a)(1);
       [ ] on (date) pursuant to paragraph (a)(1);
       [ ] 75 days after filing pursuant to paragraph (a)(2); or
       [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

                      CAPITAL MANAGEMENT INVESTMENT TRUST


                       Contents of Registration Statement


This registration statement consists of the following papers and documents:

Cover Sheet
Contents of Registration Statement
Capital Management Mid-Cap Fund
    -Part A - Institutional Shares Prospectus
    -Part A - Investor Shares Prospectus
    -Part B - Statement of Additional Information
Capital Management Small-Cap Fund
    -Part A - Institutional Shares Prospectus
    -Part A - Investor Shares Prospectus
    -Part B - Statement of Additional Information
Part C - Other Information and Signature Page
Exhibit Index
Exhibits

                                     PART A
                                     ======

Cusip Number 140296104                                       NASDAQ Symbol CMEIX



                         CAPITAL MANAGEMENT MID-CAP FUND

                                 A series of the

                       CAPITAL MANAGEMENT INVESTMENT TRUST

                              INSTITUTIONAL SHARES

                                   PROSPECTUS

                                 MARCH 31, 2000

The CAPITAL MANAGEMENT MID-CAP FUND seeks long-term capital appreciation. This Prospectus relates to the Institutional Shares. The Fund also offers an additional class of shares, Investor Shares, which are offered by another prospectus.

                               INVESTMENT ADVISOR

                       CAPITAL MANAGEMENT ASSOCIATES, INC.

                                  140 Broadway

                            New York, New York 10005

                                 1-888-626-3863

The Securities and Exchange Commission has not approved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is unlawful for anyone to make any representation to the contrary.

                                TABLE OF CONTENTS

                                                                           PAGE

THE FUND......................................................................2
--------

   Investment Objective.......................................................2
   Principal Investment Strategies............................................2
   Principal Risks Of Investing In The Fund...................................2
   Bar Chart And Performance Table............................................4
   Fees And Expenses Of The Fund..............................................5

MANAGEMENT OF THE FUND........................................................6
----------------------

   The Investment Advisor.....................................................6
   The Administrator..........................................................8
   The Transfer Agent.........................................................8
   The Distributor............................................................8

YOUR INVESTMENT IN THE FUND...................................................9
---------------------------

   Minimum Investment.........................................................9
   Purchase And Redemption Price..............................................9
   Purchasing Shares.........................................................10
   Redeeming Your Shares.....................................................11

OTHER IMPORTANT INVESTMENT INFORMATION.......................................14
--------------------------------------

   Dividends, Distributions, And Taxes.......................................14
   Financial Highlights......................................................15
   Additional Information............................................Back Cover

                                    THE FUND

INVESTMENT OBJECTIVE

The investment objective of the CAPITAL MANAGEMENT MID-CAP FUND (the "Fund") is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Capital Management Investment Trust (the "Trust"), pursues its investment objective by investing primarily in equity securities of medium-capitalization ("mid-cap") companies. The Fund considers a mid-cap company to be one that has market capitalization, measured at the time the Fund purchases the security, within the range of $1 billion to $10 billion.

The Fund's investments in mid-cap companies will be primarily in equity securities of such companies, such as common and preferred stocks and securities convertible into common stocks. The Fund intends to invest in a diversified group of mid-cap companies and will not concentrate it investments in any one industry or group.

Under normal market conditions, the Fund will invest at least 90% of its total assets in equity securities, of which at least 65% of its total assets will be invested in the equity securities of mid-cap companies. In selecting portfolio securities, the Fund's Investment Advisor, Capital Management Associates, Inc. (the "Advisor"), uses various screens and proprietary models that begin with a potential universe of over 1,700 companies and then through fundamental research seeks to select from that group companies whose current share price is relatively undervalued. This process often includes visits with company management and contacts with industry experts and suppliers. Final investment decisions are made by the Advisor's Portfolio Management Team.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of mid-cap companies. There can be no assurance that the Fund will be successful in meeting its objective.

Since the Fund may invest in both equity securities, concentrating on mid-cap company securities, and short-term investment instruments, the Fund has some exposure to the risks of both equity securities and short-term investment instruments.

MID-CAP SECURITIES

Investments in equity securities (i.e., common stocks and preferred stocks) are particularly subject to the risk of changing economic, stock market, industry, and company conditions which can adversely affect the value of the Fund's equity holdings.

Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

SHORT-TERM INVESTMENTS

As a temporary defensive position, the Advisor may determine that market conditions warrant investing in investment-grade bonds, U.S. Government Securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restriction, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing its investment objective.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's annual total return from year to year and by showing (on a calendar year basis) how the Fund's average annual returns for one year, three years, and since inception compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


[Bar Chart Here]:

     Year to Year Total Returns (as of December 31)
     ----------------------------------------------

             1996               18.82%
             1997               37.22%
             1998               -6.99%
             1999               17.24%



o During the 4-year period shown in the bar chart, the highest return for a calendar quarter was 23.69% (quarter ended December 31, 1998).

o During the 4-year period shown in the bar chart, the lowest return for a calendar quarter was -25.61% (quarter ended September 30, 1998).

o The year-to-date return of the Fund as of the most recent calendar quarter was 7.13% (quarter ended December 31, 1999).


----------------------------------------- ----------- ------------- ------------
Average Annual Total Returns for the         Past 1   Past 3 Years       Since
Period ended December 31, 1999                Year                    Inception*
----------------------------------------- ----------- ------------- ------------
Capital Management
Mid-Cap Fund
Institutional Shares                         17.24%      14.38%         17.62%
----------------------------------------- ----------- ------------- ------------
----------------------------------------- ----------- ------------- ------------
S&P 400 Mid-Cap Index**                      14.73%      21.79%         23.06%
----------------------------------------- ----------- ------------- ------------

         *     January 27, 1995.

         ** The S&P 400 Mid-Cap Index is the Standard & Poor's unmanaged, capitalization-weighted index of 400 stocks in the mid-range sector of the U.S. stock market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

        SHAREHOLDER FEES FOR INSTITUTIONAL SHARES

        (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum sales charge (load) imposed on purchases
          (as a percentage of offering price) ..........................None
      Redemption fee ...................................................None

 ANNUAL FUND OPERATING EXPENSES FOR INSTITUTIONAL SHARES

                       (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                       ---------------------------------------------
      Management Fees..............................................1.00%
      Distribution and/or Service (12b-1) Fees.....................None
      Other Expenses...............................................1.81%
                                                                   -----
          TOTAL ANNUAL FUND OPERATING EXPENSES.....................2.81%*
          Fee Waiver and/or Expense Reimbursement......................(1.31%)
                                                                       -----
          NET EXPENSES..................................................1.50%
                                                                        =====

* "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Shares of the Fund for the fiscal year ended November 30, 1999. The Advisor has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.50% of the Institutional Shares average daily net assets for the fiscal year ending November 30, 2000. The contractual agreement may continue from year-to-year thereafter, provided such continuation is approved by the Board of Trustees. See "Expense Limitation Agreement" below for more detailed information.



EXAMPLE. This Example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;

     (2)  You reinvest all dividends and distributions;

     (3)  You redeem all of your shares at the end of those periods;

     (4)  You earn a 5% total return; and

     (5)  The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

------------------ --------------- -------------- ------------ ---------------
 PERIOD INVESTED        1 YEAR         3 YEARS       5 YEARS      10 YEARS
------------------ --------------- -------------- ------------ ---------------
------------------ --------------- -------------- ------------ ---------------
    Your Costs           $153           $871         $1,484        $3,138
------------------ --------------- -------------- ------------ ---------------


                             MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Capital Management Associates, Inc., 140 Broadway, New York, New York 10005. The Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of the Fund. Subject to the authority of the Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor, organized as a New York corporation in 1982, is controlled by its officers and directors, with the principal shareholders being J.V. Shields, Jr.; David V. Shields; and Joseph A. Zock. Mr. Zock and seven full-time analysts serve as the Portfolio Management Team that selects the investments for the Fund. The Shields brothers and Mr. Zock have been affiliated with the Advisor since 1982. The Advisor has been managing the Fund since its inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since 1982. The Advisor currently has approximately $1 billion in assets under management.

THE ADVISOR'S COMPENSATION. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00% of the first $100 million of the Fund's net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million. For the fiscal year ended November 30, 1999, the Advisor voluntarily waived all of its advisory fees.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.50% of the average daily net assets of the Institutional Shares of the Fund for the fiscal year ending November 30, 2000. The Expense Limitation Agreement shall continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this agreement, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement.

The Fund may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous five (5) fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $10 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

BROKERAGE PRACTICES. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers. Certain securities trades will be cleared through Shields & Company, a registered broker-dealer affiliate of the Advisor and distributor of the Fund.

The 1940 Act generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor. The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Fund pays to an affiliate of the Advisor does not exceed the usual and customary broker's commission. In addition, the Fund will adhere to Section 11(a) of the 1934 Act and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR

The Nottingham Company, Inc., (the "Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.

THE TRANSFER AGENT

NC Shareholder Services, LLC, ("NCSS") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section "Investing in the Fund", NCSS will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.

THE DISTRIBUTOR

Shields & Company is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. Shields & Company may sell the Fund's shares to or through qualified securities dealers or others.

OTHER EXPENSES. In addition to the management fees and Rule 12b-1 fees for the Investor Shares, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer agent, independent accountants, and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                           YOUR INVESTMENT IN THE FUND

MINIMUM INVESTMENT

Institutional Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $250,000 and the minimum additional investment is $500. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

DETERMINING THE FUND'S NET ASSET VALUE. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. Good form includes providing a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed.

OTHER MATTERS. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the Securities and Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

REGULAR MAIL ORDERS. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "CAPITAL MANAGEMENT MID-CAP FUND," to:

             CAPITAL MANAGEMENT MID-CAP FUND
             Institutional Shares
             c/o NC Shareholder Services
             107 North Washington Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the TIN are met.

BANK WIRE ORDERS. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the Fund at 1-888-626-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

             First Union National Bank of North Carolina
             Charlotte, North Carolina

             ABA # 053000219
             For the CAPITAL MANAGEMENT MID-CAP FUND - INSTITUTIONAL SHARES Acct. # 2000000861878
             For further credit to (shareholder's name and SSN or TIN)

ADDITIONAL INVESTMENTS. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-888-626-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

EXCHANGE FEATURE. You may exchange shares of the Fund for shares of any other series of the Trust offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

The Board of Trustees  reserves  the right to suspend,  terminate,  or amend the
terms  of  the  exchange   privilege   upon  60-days'   written  notice  to  the
shareholders.

STOCK CERTIFICATES. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDEEMING YOUR SHARES

REGULAR MAIL REDEMPTIONS. Regular mail redemption request should be addressed to:

             CAPITAL MANAGEMENT MID-CAP FUND
             Institutional Shares
             c/o NC Shareholder Services, LLC
             107 North Washington Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Regular mail redemption request should include:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

TELEPHONE AND BANK WIRE REDEMPTIONS. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  The name of the Fund and the designation of class (Institutional),

     (2)  Shareholder name and account number,

     (3)  Number of shares or dollar amount to be redeemed,

     (4) Instructions for transmittal of redemption funds to the shareholder, and

     (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-888-626-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

SMALL ACCOUNTS. All shares are purchased and redeemed in accordance with the Fund's Amended and Restated Declaration of Trust and By-Laws. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $250,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $250,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

                     OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information (the "SAI"). Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gains distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years ended November 30, 1999, 1998, and 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such periods is incorporated by reference into the SAI. The financial data for the prior fiscal year and period were audited by other independent auditors. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund.

                                                     INSTITUTIONAL SHARES

                                      (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        FOR FISCAL PERIODS ENDED NOVEMBER 30,
                                                              1999         1998         1997          1996        1995(A)
                                                              ----         ----         ----          ----        -------

NET ASSET VALUE, BEGINNING OF PERIOD                         $14.21       $18.20       $13.99        $12.16       $10.00
   INCOME FROM INVESTMENT OPERATIONS

      Net investment income                                    0.03         0.03          0.01       0.23           0.20
      Net realized and unrealized gain (loss) on investments   2.58        (1.70)         4.60        2.08          2.10
                                                               ----         -----         ----        ----          ----
        TOTAL FROM INVESTMENT OPERATIONS                       2.61        (1.67)         4.61        2.31          2.30
                                                               ----         -----         ----        ----          ----

    DISTRIBUTIONS TO SHAREHOLDERS FROM

        Net investment income                                 (0.02)        0.00         (0.04)      (0.26)        (0.14)
      Distributions in excess of net investment income         0.00         0.00         (0.02)       0.00         (0.00)
      Net realized gain from investment transactions           0.00        (2.32)        (0.34)      (0.22)         0.00
                                                               ----        ------         -----       -----         ----
          TOTAL DISTRIBUTIONS                                 (0.02)       (2.32)        (0.40)      (0.48)        (0.14)
                                                               ----        ------        ------      ------        ------

NET ASSET VALUE, END OF PERIOD                               $16.80        $14.21       $18.20      $13.99        $12.16
                                                             ======        ======       ======      ======        ======

TOTAL RETURN                                                  18.41%       (10.94)%      33.92%      19.57%        23.00%
                                                             ======       =======       ======      ======        ======

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD (000'S)                         $5,796       $4,930       $5,311       $3,502        $1,833
                                                             ======       ======       ======       ======        ======

   RATIO OF EXPENSES TO AVERAGE NET ASSETS

      Before expense reimbursements and waived fees           2.81 %        2.60 %       2.92 %       3.70 %       7.20 % (b)
      After expense reimbursements and waived fees            1.50 %        1.50 %       1.50 %       0.00 %       0.31 % (b)

   RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
      Before expense reimbursements and waived fees          (1.07)%       (0.93)%      (1.34)%      (1.77)%      (4.45)% (b)
      After expense reimbursements and waived fees            0.24 %        0.17 %       0.08 %       1.94 %       2.44 % (b)

   PORTFOLIO TURNOVER RATE                                  114.00 %       89.04 %      66.30 %      82.30 %      47.74 %

(a)      For the period from January 27, 1995, (commencement of operations) to November 30, 1995.
(b)      Annualized.

                             ADDITIONAL INFORMATION

             ------------------------------------------------------

                               CAPITAL MANAGEMENT

                                  MID-CAP FUND

                              INSTITUTIONAL SHARES

             -------------------------------------------------------

Additional information about the Fund is available in the Fund's Statement of Additional Information. The Fund's Annual and Semi-annual Reports include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

These reports and the Statement of Additional Information are available free of charge upon request by contacting us:

BY TELEPHONE:       1-888-626-3863

BY MAIL:            CAPITAL MANAGEMENT MID-CAP FUND  Institutional Shares

                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

BY E-MAIL:          INFO@NCFUNDS.COM
                    ----------------

ON THE INTERNET:    WWW.NCFUNDS.COM

Information about the Fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-08822

                 -----------------------------------------------
                               CAPITAL MANAGEMENT

                                  MID-CAP FUND

                              INSTITUTIONAL SHARES

                 -----------------------------------------------










                                   PROSPECTUS

                                 March 31, 2000

Cusip Number 140296203                                       NASDAQ Symbol CMCIX



                         CAPITAL MANAGEMENT MID-CAP FUND

                                 A series of the

                       CAPITAL MANAGEMENT INVESTMENT TRUST

                                 INVESTOR SHARES

                                   PROSPECTUS

                                 MARCH 31, 2000

The CAPITAL MANAGEMENT MID-CAP FUND seeks long-term capital appreciation. This Prospectus relates to the Investor Shares. The Fund also offers an additional class of shares, Institutional Shares, which are offered by another prospectus.

                               INVESTMENT ADVISOR

                       CAPITAL MANAGEMENT ASSOCIATES, INC.

                                  140 Broadway

                            New York, New York 10005

                                 1-888-626-3863

The Securities and Exchange Commission has not approved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is unlawful for anyone to make any representation to the contrary.

                               TABLE OF CONTENTS

                                                                           PAGE

THE FUND......................................................................2
--------

   Investment Objective.......................................................2
   Principal Investment Strategies............................................2
   Principal Risks Of Investing In The Fund...................................2
   Bar Chart And Performance Table............................................4
   Fees And Expenses Of The Fund..............................................5

MANAGEMENT OF THE FUND........................................................6
----------------------

   The Investment Advisor.....................................................6
   The Administrator..........................................................8
   The Transfer Agent.........................................................8
   The Distributor............................................................8

YOUR INVESTMENT IN THE FUND...................................................9
---------------------------

   Minimum Investment.........................................................9
   Purchase And Redemption Price.............................................10
   Purchasing Shares.........................................................11
   Redeeming Your Shares.....................................................13

OTHER IMPORTANT INVESTMENT INFORMATION.......................................15
--------------------------------------

   Dividends, Distributions, And Taxes.......................................15
   Financial Highlights......................................................16
   Additional Information............................................Back Cover

                                    THE FUND

INVESTMENT OBJECTIVE

The investment objective of the CAPITAL MANAGEMENT MID-CAP FUND (the "Fund") is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Capital Management Investment Trust (the "Trust"), pursues its investment objective by investing primarily in equity securities of medium-capitalization ("mid-cap") companies. The Fund considers a mid-cap company to be one that has market capitalization, measured at the time the Fund purchases the security, within the range of $1 billion to $10 billion.

The Fund's investments in mid-cap companies will be primarily in equity securities of such companies, such as common and preferred stocks and securities convertible into common stocks. The Fund intends to invest in a diversified group of mid-cap companies and will not concentrate it investments in any one industry or group.

Under normal market conditions, the Fund will invest at least 90% of its total assets in equity securities, of which at least 65% of its total assets will be invested in the equity securities of mid-cap companies. In selecting portfolio securities, the Fund's Investment Advisor, Capital Management Associates, Inc. (the "Advisor"), uses various screens and proprietary models that begin with a potential universe of over 1,700 companies and then through fundamental research seeks to select from that group companies whose current share price is relatively undervalued. This process often includes visits with company management and contacts with industry experts and suppliers. Final investment decisions are made by the Advisor's Portfolio Management Team.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of mid-cap companies. There can be no assurance that the Fund will be successful in meeting its objective.

Since the Fund may invest in both equity securities, concentrating on mid-cap company securities, and short-term investment instruments, the Fund has some exposure to the risks of both equity securities and short-term investment instruments.

MID-CAP SECURITIES

Investments in equity securities (i.e., common stocks and preferred stocks) are particularly subject to the risk of changing economic, stock market, industry, and company conditions which can adversely affect the value of the Fund's equity holdings.

Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

SHORT-TERM INVESTMENTS

 As a temporary defensive position, the Advisor may determine that market conditions warrant investing in investment-grade bonds, U.S. Government Securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restriction, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing its investment objective.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's annual total return from year to year and by showing (on a calendar year basis) how the Fund's average annual returns for one year, three years, and since inception compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.



[Bar Chart Here]:

     Year to Year Total Returns (as of December 31)
     ----------------------------------------------

             1996              18.79%
             1997              38.38%
             1998              -7.70%
             1999              16.40%



o During the 4-year period shown in the bar chart, the highest return for a calendar quarter was 23.47% (quarter ended December 31, 1998).

o During the 4-year period shown in the bar chart, the lowest return for a calendar quarter was -25.74% (quarter ended September 30, 1998).

o The year-to-date return of the Fund as of the most recent calendar quarter was 7.11% (quarter ended December 31, 1999).

o Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.


--------------------------------------- ------------ ------------ -------------
Average Annual Total Returns for the      Past 1       Past 3         Since
Period ended December 31, 1998             Year         Years       Inception*
--------------------------------------- ------------ ------------ -------------
Capital Management
Mid-Cap Fund Investor Shares**            12.91%       12.43%         14.43%
--------------------------------------- ------------ ------------ -------------
S&P 400 Mid-Cap Index ***                 14.73%       21.79%         22.36%
--------------------------------------- ------------ ------------ -------------

*    April 7, 1995.

**   Maximum sales loads are reflected in the table above.

**   The   S&P   400   Mid-Cap   Index   is   Standard   &   Poor's   unmanaged,
     capitalization-weighted index of 400 stocks in the mid-range sector of the U.S. stock market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                      SHAREHOLDER FEES FOR INVESTOR SHARES

                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum sales charge (load) imposed on purchases
       (as a percentage of offering price) ...............................3.00%
   Redemption fee ........................................................None

               ANNUAL FUND OPERATING EXPENSES FOR INVESTOR SHARES

                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

   Management Fees...................................................1.00%
   Distribution and/or Service (12b-1) Fees..........................0.75%
   Other Expenses....................................................1.81%
                                                                    -----
       TOTAL ANNUAL FUND OPERATING EXPENSES...............................3.56%*
       Fee Waiver and/or Expense Reimbursement...........................(1.31%)
                                                                         -----
       NET EXPENSES.................................................. ....2.25%
                                                                         =====

* "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Investor Shares of the Fund for the fiscal year ended November 30, 1999. The Advisor has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.50% of the Investor Shares average daily net assets for the fiscal year ending November 30, 2000. The contractual agreement may continue from year-to-year thereafter, provided such continuation is approved by the Board of Trustees. See "Expense Limitation Agreement" below for more detailed information.

EXAMPLE. This Example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;

     (2)  You reinvest all dividends and distributions;

     (3)  You redeem all of your shares at the end of those periods;

     (4)  You earn a 5% total return; and

     (5)  The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

------------------------ -------------- ------------- ------------ ------------
     PERIOD INVESTED          1 YEAR        3 YEARS      5 YEARS      10 YEARS
------------------------ -------------- ------------- ------------ ------------
------------------------ -------------- ------------- ------------ ------------
       Your Costs              $521         $1,359       $2,090        $4,012
------------------------ -------------- ------------- ------------ ------------


                             MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Capital Management Associates, Inc., 140 Broadway, New York, New York 10005. The Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of the Fund. Subject to the authority of the Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor, organized as a New York corporation in 1982, is controlled by its officers and directors, with the principal shareholders being J.V. Shields, Jr.; David V. Shields; and Joseph A. Zock. Mr. Zock and seven full-time analysts serve as the Portfolio Management Team that selects the investments for the Fund. The Shields brothers and Mr. Zock have been affiliated with the Advisor since 1982. The Advisor has been managing the Fund since its inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since 1982. The Advisor currently has approximately $1 billion in assets under management.

THE ADVISOR'S COMPENSATION. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00% of the first $100 million of the Fund's net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million. For the fiscal year ended November 30, 1999, the Advisor voluntarily waived all of its advisory fees.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust, with respect to the Fund (the "Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts payable pursuant to a Rule 12b-1 Plan) are limited to 1.50% of the average daily assets of the Investor Shares of the Fund for the fiscal year ending November 30, 2000. The Expense Limitation Agreement shall continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this agreement, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement.

The Fund may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous five (5) fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $10 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above, and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

BROKERAGE PRACTICES. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers. Certain securities trades will be cleared through Shields & Company, a registered broker-dealer affiliate of the Advisor and Distributor of the Fund.

The 1940 Act generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor. The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Fund pays to an affiliate of the Advisor does not exceed the usual and customary broker's commission. In addition, the Fund will adhere to Section 11(a) of the 1934 Act and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR

The Nottingham Company, Inc., (the "Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.

THE TRANSFER AGENT

NC Shareholder Services, LLC, ("NCSS") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section "Investing in the Fund," NCSS will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.

THE DISTRIBUTOR

Shields & Company (the "Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. Shields & Company may sell the Fund's shares to or through qualified securities dealers or others.

DISTRIBUTION OF THE FUND'S SHARES. For the Investor Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (the "Distribution Plan") under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Investor Shares (this compensation is commonly referred to as "12b-1 fees"). It is anticipated that a portion of the 12b-1 fees received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing to potential investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the sale of Investor Shares. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

The Distribution Plan provides that the Fund will pay annually 0.75% of the average daily net assets of the Fund's Investor Shares for activities primarily intended to result in the sale of those shares, including to reimburse entities for providing distribution and shareholder servicing with respect to the Fund's Investor Shares.

The Distribution Plan is known as a "compensation" plan because payments are made for services rendered to the Fund with respect to Investor Shares regardless of the level of expenditures made by the Distributor. The Board of Trustees of the Trust will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and concerning their annual consideration of the Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation:
(a) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports with respect to the Investor Shares of the Fund; (b) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Investor Shares of the Fund; (c) holding seminars and sales meetings designed to promote the distribution of the Fund's Investor Shares; (d) obtaining information and providing explanations to wholesale and retail distributors of the Fund's investment objectives and policies and other information about the Fund; (e) training sales personnel regarding the Investor Shares of the Fund; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Shares.

OTHER EXPENSES. In addition to the management fees and Rule 12b-1 fees for the Investor Shares, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer agent, independent accountants, and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                           YOUR INVESTMENT IN THE FUND

MINIMUM INVESTMENT

Investor Shares are sold subject to a sales charge of 3.00%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell Fund shares. The minimum initial investment is $2,500 ($1,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfer to Minors Act). The minimum additional investment is $500. The Fund may, in the Advisor's sole discretion, waive such minimum investment amounts.

PURCHASE AND REDEMPTION PRICE

SALES CHARGES. The public offering price of Investor Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

------------------------------------ --------------------- ----------------------- -----------------------------
                                                                                   Sales Dealers Discounts and
  Amount of Transaction At Public     Charge As % of Net    Sales Charge As % of    Brokerage Commissions as %
          Offering Price               Amount Invested     Public Offering Price     of Public Offering Price
------------------------------------ --------------------- ----------------------- -----------------------------
        Less than $250,000                  3.09%                  3.00%                      2.80%
------------------------------------ --------------------- ----------------------- -----------------------------
  $250,000 but less than $500,000           2.56%                  2.50%                      2.30%
------------------------------------ --------------------- ----------------------- -----------------------------
         $500,000 or more                   2.04%                  2.00%                      1.80%
------------------------------------ --------------------- ----------------------- -----------------------------

From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended. The
Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

DETERMINING THE FUND'S NET ASSET VALUE. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. Good form includes providing a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed.

OTHER MATTERS. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the Securities and Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

REGULAR MAIL ORDERS. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "CAPITAL MANAGEMENT MID-CAP FUND," to:

          CAPITAL MANAGEMENT MID-CAP FUND
          Investor Shares
          c/o NC Shareholder Services
          107 North Washington Street
          Post Office Box 4365
          Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the TIN are met.

BANK WIRE ORDERS. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the Fund at 1-888-626-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

          First Union National Bank of North Carolina
          Charlotte, North Carolina
          ABA # 053000219
          For the CAPITAL MANAGEMENT MID-CAP FUND - INVESTOR SHARES Acct. # 2000000861878
          For further credit to (shareholder's name and SSN or TIN)

ADDITIONAL INVESTMENTS. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-888-626-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

EXCHANGE FEATURE. You may exchange shares of the Fund for shares of any other series of the Trust offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge, if any, previously paid in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

The Board of Trustees  reserves  the right to suspend,  terminate,  or amend the
terms  of  the  exchange   privilege   upon  60-days'   written  notice  to  the
shareholders.

STOCK CERTIFICATES. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDUCED SALES CHARGES

RIGHTS OF ACCUMULATION. The sales charge applicable to a current purchase of shares of the Fund by a person listed above is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Mid-Cap shares with an aggregate value of $50,000 and who currently owns shares of the Funds with a value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment.

LETTER OF INTENT. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Account Application. Information about the "Letter of Intent" procedure, including its terms, is contained on the back of the Account Application.

GROUP PLANS. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.

REDEEMING YOUR SHARES

REGULAR MAIL REDEMPTIONS. Regular mail redemption request should be addressed to:

          CAPITAL MANAGEMENT MID-CAP FUND
          Investor Shares
          c/o NC Shareholder Services
          107 North Washington Street
          Post Office Box 4365
          Rocky Mount, North Carolina  27803-0365

Regular mail redemption request should include:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

TELEPHONE AND BANK WIRE REDEMPTIONS. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  The name of the Fund and the designation of class (Investor),

     (2)  Shareholder name and account number,

     (3)  Number of shares or dollar amount to be redeemed,

     (4) Instructions for transmittal of redemption funds to the shareholder, and

     (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-888-626-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

SMALL ACCOUNTS. All shares are purchased and redeemed in accordance with the Fund's Amended and Restated Declaration of Trust and By-Laws. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $1,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $1,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

                     OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information (the "SAI"). Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gains distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes. Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years ended November 30, 1999, 1998, and 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such periods is incorporated by reference into the SAI. The financial data for the prior fiscal year and period were audited by other independent auditors. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund.


                                                           INVESTOR SHARES

                                          (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         FOR FISCAL PERIODS ENDED NOVEMBER 30,
                                                              1999         1998         1997          1996        1995(A)
                                                              ----         ----         ----          ----        -------

NET ASSET VALUE, BEGINNING OF PERIOD                         $13.96       $18.04       $13.96        $12.09       $11.07
   INCOME FROM INVESTMENT OPERATIONS

      Net investment (loss) income                            (0.11)       (0.09)       (0.05)         0.24         0.11
      Net realized and unrealized gain (loss) on investments   2.56        (1.67)        4.53          2.06         1.02
                                                               ----         ----         ----          ----         ----
        TOTAL FROM INVESTMENT OPERATIONS                       2.45        (1.76)        4.48          2.30         1.13
                                                               ----         ----         ----          ----         ----

    DISTRIBUTIONS TO SHAREHOLDERS FROM

      Net investment income                                    0.00         0.00        (0.03)        (0.21)       (0.11)
      Distributions in excess of net investment income         0.00         0.00        (0.03)         0.00         0.00
      Net realized gain from investment transactions           0.00        (2.32)       (0.34)        (0.22)        0.00
                                                               ----         ----         ----          ----         ----
       TOTAL DISTRIBUTIONS                                     0.00        (2.32)       (0.40)        (0.43)       (0.11)
                                                               ----         ----         ----          ----         ----

NET ASSET VALUE, END OF PERIOD                                $16.41       $13.96        $18.04       $13.96       $12.09
                                                              ======       ======        ======       ======       ======

TOTAL RETURN (B)                                               17.55 %     (11.67)%      33.11 %       19.61 %      10.24 %
                                                               =====        =====        =====         =====        =====

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD (000'S)                         $1,032        $1,767        $1,874        $746         $551
                                                             ======        ======       =======        ====         ====

   RATIO OF EXPENSES TO AVERAGE NET ASSETS

      Before expense reimbursements and waived fees            3.56 %       3.35 %       3.71 %        4.45 %       7.18 %(c)
      After expense reimbursements and waived fees             2.25 %       2.25 %       2.25 %        0.00 %       1.06 %(c)

   RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS

      Before expense reimbursements and waived fees           (1.82)%      (1.67)%      (2.10)%       (2.50)%      (4.23)%(c)
      After expense reimbursements and waived fees            (0.51)%      (0.57)%      (0.63)%        1.95 %       1.89 %(c)

   PORTFOLIO TURNOVER RATE                                   114.00 %      89.04 %      66.30 %       82.30 %      47.74 %

     (a) For the period from April 7, 1995, (commencement of operations) to November 30, 1995.
     (b)  Total return does not reflect payment of a sales charge.
     (c)  Annualized.

                             ADDITIONAL INFORMATION

              -----------------------------------------------------

                               CAPITAL MANAGEMENT

                                  MID-CAP FUND

                                 INVESTOR SHARES

             ------------------------------------------------------

Additional information about the Fund is available in the Fund's Statement of Additional Information. The Fund's Annual and Semi-annual Reports include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

These reports and the Statement of Additional Information are available free of charge upon request by contacting us:

BY TELEPHONE:       1-888-626-3863

BY MAIL:            CAPITAL MANAGEMENT MID-CAP FUND  Investor Shares

                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

BY E-MAIL:          INFO@NCFUNDS.COM
                    ----------------

ON THE INTERNET:    WWW.NCFUNDS.COM

Information about the Fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-08822

                 -----------------------------------------------
                               CAPITAL MANAGEMENT

                                  MID-CAP FUND

                                 INVESTOR SHARES

                 -----------------------------------------------










                                   PROSPECTUS

                                 March 31, 2000

Cusip Number 140296609

                        CAPITAL MANAGEMENT SMALL-CAP FUND

                                 A series of the

                       CAPITAL MANAGEMENT INVESTMENT TRUST

                              INSTITUTIONAL SHARES

                                   PROSPECTUS

                                 MARCH 31, 2000

The CAPITAL MANAGEMENT SMALL-CAP FUND seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. In seeking to achieve its objective, this Fund will invest primarily in equity securities of small- capitalization companies.

                               INVESTMENT ADVISOR

                       CAPITAL MANAGEMENT ASSOCIATES, INC.

                                  140 Broadway

                            New York, New York 10005

                                 1-888-626-3863

The Securities and Exchange Commission has not approved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is unlawful for anyone to make any representation to the contrary.

                                TABLE OF CONTENTS

                                                                         PAGE

THE FUND....................................................................2

      Investment Objective..................................................2
      Principal Investment Strategies.......................................2
      Principal Risks Of Investing In The Fund..............................2
      Performance Information...............................................3
      Fees And Expenses Of The Fund.........................................3

MANAGEMENT OF THE FUND......................................................4
----------------------

      The Investment Advisor................................................4
      The Administrator.....................................................6
      The Transfer Agent....................................................6
      The Distributor.......................................................6

INVESTING IN THE FUND.......................................................7
---------------------

      Minimum Investment....................................................7
      Purchase And Redemption Price.........................................7
      Purchasing Shares.....................................................7
      Redeeming Your Shares.................................................9

OTHER IMPORTANT INVESTMENT INFORMATION.....................................11
--------------------------------------

      Dividends, Distributions, And Taxes..................................11
      Financial Highlights.................................................12
      Additional Information.......................................Back Cover

                                    THE FUND

INVESTMENT OBJECTIVE

The investment objective of the CAPITAL MANAGEMENT SMALL-CAP FUND (the "Fund") is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities of small-capitalization ("small-cap") companies. The Fund considers a small-cap company to be one that has market capitalization, measured at the time the Fund purchases the security, within the range of $100 million to $1 billion.

The Fund's investments in small-cap companies will be primarily in equity securities of such companies, such as common and preferred stocks and securities convertible into common stocks. The Fund intends to invest in a diversified group of small-cap companies and will not concentrate it investments in any one industry or group.

Under normal market conditions, the Fund will invest at least 90% of its total assets in equity securities, of which at least 65% of its total assets will be invested in the equity securities of small-cap companies. In selecting portfolio securities, the Fund's Advisor, Capital Management Associates, Inc. (the "Advisor"), uses various screens and proprietary models that begin with a potential universe of over 3,500 companies and then through fundamental research seeks to select from that group companies whose current share price is relatively undervalued. This process often includes visits with company management and contacts with industry experts and suppliers. Final investment decisions are made by the Advisor's Portfolio Management Team.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small-cap companies.

Investing in the securities of small-cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, small-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. Small-cap companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments.

Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could dramatically decline in value. Therefore, an investment in the Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.


PERFORMANCE INFORMATION

Because the Fund did not commence operations until January 12, 1999, there is no calendar year performance information for the Fund to be presented here. However, you may request a copy of the latest audited Annual Report for the period ended November 30, 1999, at no charge by calling the Fund.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                    SHAREHOLDER FEES FOR INSTITUTIONAL SHARES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                    -----------------------------------------

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price) ..................................None
Redemption fee ...........................................................None

             ANNUAL FUND OPERATING EXPENSES FOR INSTITUTIONAL SHARES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees....................................................1.00%
Distribution and/or Service (12b-1) Fees...........................None
Other Expenses....................................................54.71%
                                                                 ------
    TOTAL ANNUAL FUND OPERATING EXPENSES.................................55.71%*
    Fee Waiver and/or Expense Reimbursement.............................(54.21%)
                                                                         ------
    NET EXPENSES..........................................................1.50%
                                                                         ======


* "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Shares of the Fund for the fiscal year ended November 30, 1999. The Advisor has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.50% of the Institutional Shares average daily net assets for each of the next three fiscal years ending November 30, 2000, 2001, and 2002. The contractual agreement may continue from year-to-year thereafter, provided such continuation is approved by the Board of Trustees. See "Expense Limitation Agreement" below for more detailed information.


EXAMPLE: This Example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

          (1)  You invest $10,000 in the Fund for the periods shown;
          (2)  You reinvest all dividends and distributions;
          (3)  You redeem all of your shares at the end of those periods;
          (4)  You earn a 5% total return; and
          (5)  The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above as well as those upon redemption.


----------------------- ------------ -------------- ------------- --------------
  Period Invested         1 Year        3 Years       5 Years       10 Years
----------------------- ------------ -------------- ------------- --------------
     Your Costs            $153          $474          $7,357        $9,502
----------------------- ------------ -------------- ------------- --------------



                             MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Capital Management Associates, Inc., 140 Broadway, New York, New York 10005. The Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of the Fund. Subject to the authority of the Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor, organized as a New York corporation in 1982, is controlled by its officers and directors, with the principal shareholders being J.V. Shields, Jr.; David V. Shields; and Joseph A. Zock. Mr. Zock and seven full-time analysts serve as the Portfolio Management Team that selects the investments for the Fund. The Shields brothers and Mr. Zock have been affiliated with the Advisor since 1982. The Advisor has been managing the Fund since its inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since 1982. The Advisor currently has approximately $1 billion in assets under management.

THE ADVISOR'S COMPENSATION. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00% of the first $100 million of the Fund's net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million. For the fiscal period ended November 30, 1999, the Advisor voluntarily waived all of its advisory fees.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.50% of the average daily assets of the Institutional Shares of the Fund for the fiscal years to end November 30, 2000, 2001, and 2002. The Expense Limitation Agreement shall continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this agreement, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and
(ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $10 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

BROKERAGE PRACTICES. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers. Certain securities trades will be cleared through Shields & Company, a registered broker-dealer affiliate of the Advisor and Distributor of the Fund.

The 1940 Act generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor. The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Fund pays to an affiliate of the Advisor does not exceed the usual and customary broker's commission. In addition, the Fund will adhere to Section 11(a) of the 1934 Act and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR

The Nottingham Company, Inc., (the "Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.

THE TRANSFER AGENT

NC Shareholder Services, LLC, ("NCSS") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus, "Investing in the Fund," NCSS will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.

THE DISTRIBUTOR

Shields & Company is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. Shields & Company may sell the Fund's shares to or through qualified securities dealers or others.

OTHER EXPENSES. In addition to the management fees and Rule 12b-1 fees for the Investor Shares, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND

MINIMUM INVESTMENT

Institutional Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $250,000 and the minimum additional investment is $500. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

DETERMINING THE FUND'S NET ASSET VALUE. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Trustees.

OTHER MATTERS. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the Securities and Exchange Commission (the "SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

REGULAR MAIL ORDERS. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "CAPITAL MANAGEMENT SMALL-CAP FUND," to:

      CAPITAL MANAGEMENT SMALL-CAP FUND
      Institutional Shares
      c/o NC Shareholder Services
      107 North Washington Street
      Post Office Box 4365
      Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the TIN are met.

BANK WIRE ORDERS. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-888-626-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

      First Union National Bank of North Carolina
      Charlotte, North Carolina
      ABA # 053000219
      For the CAPITAL MANAGEMENT SMALL-CAP FUND - INSTITUTIONAL SHARES Acct. # 2000001292938
      For further credit to (shareholder's name and SSN or TIN)

ADDITIONAL INVESTMENTS. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-888-626-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

EXCHANGE FEATURE. You may exchange shares of the Fund for shares of any other series of the Trust offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge, if any, previously paid in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders form an investor, after providing the investor with 60-days' prior notice.

The Board of Trustees  reserves  the right to suspend,  terminate,  or amend the
terms  of  the  exchange   privilege   upon  60-days'   written  notice  to  the
shareholders.

STOCK CERTIFICATES. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDEEMING YOUR SHARES

REGULAR MAIL REDEMPTIONS. Regular mail redemption requests should be addressed to:

      CAPITAL MANAGEMENT SMALL-CAP FUND
      Institutional Shares
      c/o NC Shareholder Services
      107 North Washington Street
      Post Office Box 4365
      Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

TELEPHONE AND BANK WIRE REDEMPTIONS. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  Designation of class (Institutional),

     (2)  Shareholder name and account number,

     (3)  Number of shares or dollar amount to be redeemed,

     (4) Instructions for transmittal of redemption funds to the shareholder, and

     (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-888-626-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

SMALL ACCOUNTS. All shares are purchased and redeemed in accordance with the Fund's Amended and Restated Declaration of Trust and By-Laws. The Board of Trustees reserves the right to redeem involuntarily any account having a net asset value of less than $250,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $250,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $250,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

                     OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information (the "SAI"). Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gains distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal period ended November 30, 1999 have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund.


                        CAPITAL MANAGEMENT SMALL-CAP FUND

                              FINANCIAL HIGHLIGHTS

                 (For a Share Outstanding Throughout the Period)


--------------------------------------------------------------------------------
                                                             Institutional
                                                                 Class
--------------------------------------------------------------------------------

                                                             Period ended
                                                             November 30,
                                                               1999 (a)
                                                            --------------

Net asset value, beginning of period ......................      $10.99

     Income from investment operations
        Net investment loss ...............................       (0.01)
        Net realized and unrealized gain on investments ...        2.93
                                                               --------
            Total from investment operations ..............        2.92
                                                               --------

Net asset value, end of period ............................      $13.91
                                                               ========

Total return (b) ..........................................       26.57 %
                                                               ========

Ratios/supplemental data
     Net assets, end of period ............................    $158,754
                                                               ========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees .....       55.71 % (c)
        After expense reimbursements and waived fees ......        1.50 % (c)

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees .....      (54.36)% (c)
        After expense reimbursements and waived fees ......       (0.15)% (c)

     Portfolio turnover rate ..............................      145.58 %


(a) For the period beginning January 12, 1999 (commencement of operations) to November 30, 1999.

(b)  Total return does not reflect payment of a sales charge.

(c)  Annualized.

                             ADDITIONAL INFORMATION

             -------------------------------------------------------

                               CAPITAL MANAGEMENT

                                 SMALL-CAP FUND

                              INSTITUTIONAL SHARES

            --------------------------------------------------------

Additional information about the Fund is available in the Fund's Statement of Additional Information. The Fund's Annual and Semi-annual Reports include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

These reports and the Statement of Additional Information are available free of charge upon request by contacting us:

BY TELEPHONE:       1-888-626-3863

BY MAIL:            CAPITAL MANAGEMENT SMALL-CAP FUND
                    Institutional Shares
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

BY E-MAIL:          INFO@NCFUNDS.COM
                    ----------------

ON THE INTERNET:    WWW.NCFUNDS.COM

Information about the Fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-08822

                 -----------------------------------------------
                               CAPITAL MANAGEMENT

                                 SMALL-CAP FUND

                              INSTITUTIONAL SHARES

                 -----------------------------------------------










                                   PROSPECTUS

                                 March 31, 2000

Cusip Number 140296500

                        CAPITAL MANAGEMENT SMALL-CAP FUND

                                 A series of the

                       CAPITAL MANAGEMENT INVESTMENT TRUST

                                 INVESTOR SHARES

                                   PROSPECTUS

                                 MARCH 31, 2000

The CAPITAL MANAGEMENT SMALL-CAP FUND seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. In seeking to achieve its objective, this Fund will invest primarily in equity securities of small- capitalization companies.

                               INVESTMENT ADVISOR

                       CAPITAL MANAGEMENT ASSOCIATES, INC.

                                  140 Broadway

                            New York, New York 10005

                                 1-888-626-3863

The Securities and Exchange Commission has not approved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is unlawful for anyone to make any representation to the contrary.

                                TABLE OF CONTENTS

                                                                        PAGE

THE FUND..................................................................2
--------

   Investment Objective...................................................2
   Principal Investment Strategies........................................2
   Principal Risks Of Investing In The Fund...............................2
   Performance Information................................................3
   Fees And Expenses Of The Fund..........................................3

MANAGEMENT OF THE FUND....................................................5
----------------------

   The Investment Advisor.................................................5
   The Administrator......................................................6
   The Transfer Agent.....................................................6
   The Distributor........................................................6

YOUR INVESTMENT IN THE FUND...............................................8
---------------------------

   Minimum Investment.....................................................8
   Purchase And Redemption Price..........................................8
   Purchasing Shares......................................................9
   Redeeming Your Shares.................................................11

OTHER IMPORTANT INVESTMENT INFORMATION...................................13
--------------------------------------

   Dividends, Distributions, And Taxes...................................13
   Financial Highlights..................................................15
   Additional Information........................................Back Cover

                                    THE FUND

INVESTMENT OBJECTIVE

The investment objective of the CAPITAL MANAGEMENT SMALL-CAP FUND (the "Fund") is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities of small-capitalization ("small-cap") companies. The Fund considers a small-cap company to be one that has market capitalization, measured at the time the Fund purchases the security, within the range of $100 million to $1 billion.

The Fund's investments in small-cap companies will be primarily in equity securities of such companies, such as common and preferred stocks and securities convertible into common stocks. The Fund intends to invest in a diversified group of small-cap companies and will not concentrate it investments in any one industry or group.

Under normal market conditions, the Fund will invest at least 90% of its total assets in equity securities, of which at least 65% of its total assets will be invested in the equity securities of small-cap companies. In selecting portfolio securities, the Fund's Advisor, Capital Management Associates, Inc., uses various screens and proprietary models that begin with a potential universe of over 3,500 companies then through fundamental research seeks to select from that group companies whose current share price is relatively undervalued. This process often includes visits with company management and contacts with industry experts and suppliers. Final investment decisions are made by the Advisor's Portfolio Management Team.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small-cap companies.

Investing in the securities of small-cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, small-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. Small-cap companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments.

Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could dramatically decline in value. Therefore, an investment in the Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.


PERFORMANCE INFORMATION

Because the Fund did not commence operations until January 12, 1999, there is no calendar year performance information for the Fund to be presented here. However, you may request a copy of the latest audited Annual Report for the period ended November 30, 1999, at no charge by calling the Fund.


FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                      SHAREHOLDER FEES FOR INVESTOR SHARES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                    -----------------------------------------

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price) ..................................3.00%
Redemption fee ...........................................................None


               ANNUAL FUND OPERATING EXPENSES FOR INVESTOR SHARES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                  ---------------------------------------------

Management Fees....................................................1.00%
Distribution and/or Service (12b-1) Fees...........................0.75%
Other Expenses....................................................54.70%
                                                                 ------
    TOTAL ANNUAL FUND OPERATING EXPENSES.................................56.45%*
    Fee Waiver and/or Expense Reimbursement.............................(54.20%)
                                                                        -------
    NET EXPENSES..........................................................2.25%
                                                                        =======


* "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Investor Shares of the Fund for the fiscal year ended November 30, 1999. The Advisor has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.50% of the Investor Shares average daily net assets for each of the next three fiscal years ending November 30, 2000, 2001, and 2002. The contractual agreement may continue from year-to-year thereafter, provided such continuation is approved by the Board of Trustees. See "Expense Limitation Agreement" below for more detailed information.

EXAMPLE: This Example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

         (1) You invest $10,000 in the Fund for the periods shown; (2) You reinvest all dividends and distributions; (3) You redeem all of your shares at the end of those periods; (4) You earn a 5% total return; and
         (5) The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above as well as those upon redemption.

 ----------------- ------------ -------------- ------------- --------------
 Period Invested     1 Year        3 Years       5 Years       10 Years
 ----------------- ------------ -------------- ------------- --------------
    Your Costs        $521          $982          $7,536        $9,503
 ----------------- ------------ -------------- ------------- --------------

                             MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Capital Management Associates, Inc., 140 Broadway, New York, New York 10005. The Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of the Fund. Subject to the authority of the Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor, organized as a New York corporation in 1982, is controlled by its officers and directors, with the principal shareholders being J.V. Shields, Jr.; David V. Shields; and Joseph A. Zock. Mr. Zock and seven full-time analysts serve as the Portfolio Management Team that selects the investments for the Fund. The Shields brothers and Mr. Zock have been affiliated with the Advisor since 1982. The Advisor has been managing the Fund since its inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since 1982. The Advisor currently has approximately $1 billion in assets under management.

THE ADVISOR'S COMPENSATION. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00% of the first $100 million of the Fund's net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million. For the fiscal period ended November 30, 1999, the Advisor voluntarily waived all of its advisory fees.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.50% of the average daily assets of the Investor Shares of the Fund for the fiscal years to end November 30, 2000, 2001, 2002. The Expense Limitation Agreement shall continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this agreement, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $10 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

BROKERAGE PRACTICES. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers. Certain securities trades will be cleared through Shields & Company, a registered broker-dealer affiliate of the Advisor and Distributor of the Fund.

The 1940 Act generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor. The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Fund pays to an affiliate of the Advisor does not exceed the usual and customary broker's commission. In addition, the Fund will adhere to Section 11(a) of the 1934 Act and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR

The Nottingham Company, Inc., (the "Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.

THE TRANSFER AGENT

NC Shareholder Services, LLC, ("NCSS") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus, "Investing in the Fund," NCSS will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.

THE DISTRIBUTOR

Shields & Company (the "Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. Shields & Company may sell the Fund's shares to or through qualified securities dealers or others.

DISTRIBUTION OF THE FUND'S SHARES. For the Investor Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (the "Distribution Plan") under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Distributor, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Investor Shares (this compensation is commonly referred to as "12b-1 fees"). It is anticipated that a portion of the 12b-1 fees received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing to potential investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the sale of Investor Shares. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

The Distribution Plan provides that the Fund may pay annually up to 0.75% of the average daily net assets of the Fund's Investor Shares for activities primarily intended to result in the sale of those shares, including reimbursing entities for providing distribution and shareholder servicing with respect to the Fund's Investor Shares.

The Distribution Plan is known as a "compensation" plan because payments are made for services rendered to the Fund with respect to Investor Shares regardless of the level of expenditures made by the Distributor. The Board of Trustees of the Trust will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and concerning their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports with respect to the Investor Shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Investor Shares of the Fund; (c) holding seminars and sales meetings designed to promote the distribution of the Fund's Investor Shares; (d) obtaining information and providing explanations to wholesale and retail distributors of the Fund's investment objectives and policies and other information about the Fund; (e) training sales personnel regarding the Investor Shares of the Fund; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Shares.

OTHER EXPENSES. In addition to the management fees and Rule 12b-1 fees for the Investor Shares, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                           YOUR INVESTMENT IN THE FUND

MINIMUM INVESTMENT

Investor Shares are sold subject to a maximum sales charge of 3.00%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell Fund shares.

The minimum initial investment is $2,500 ($1,000 for Individual Retirement Accounts ("IRAs")), Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfer to Minors Act. The minimum additional investment is $500. The Fund may, in the Advisor's sole discretion, waive such minimum investment amounts.

PURCHASE AND REDEMPTION PRICE

SALES CHARGES. The public offering price of Investor Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:


------------------------------------------ -------------------- ----------------------- ----------------------------------
                                           Charge As % of Net    Sales Charge As % of      Sales Dealers Discounts and
Amount of Transaction At Public Offering     Amount Invested    Public Offering Price     Brokerage Commissions as % of
                  Price                                                                       Public Offering Price
------------------------------------------ -------------------- ----------------------- ----------------------------------
           Less than $250,000                     3.09%                 3.00%                         2.80%
------------------------------------------ -------------------- ----------------------- ----------------------------------
     $250,000 but less than $500,000              2.56%                 2.50%                         2.30%
------------------------------------------ -------------------- ----------------------- ----------------------------------
            $500,000 or more                      2.04%                 2.00%                         1.80%
------------------------------------------ -------------------- ----------------------- ----------------------------------

From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended. The
Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

DETERMINING THE FUND'S NET ASSET VALUE. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Trustees.

OTHER MATTERS. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the Securities and Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

REGULAR MAIL ORDERS. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "CAPITAL MANAGEMENT SMALL-CAP Fund," to:

            CAPITAL MANAGEMENT SMALL-CAP FUND
            Investor Shares
            c/o NC Shareholder Services
            107 North Washington Street
            Post Office Box 4365
            Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the TIN are met.

BANK WIRE ORDERS. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the Fund at 1-888-626-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

           First Union National Bank of North Carolina
           Charlotte, North Carolina
           ABA # 053000219
           For the CAPITAL MANAGEMENT SMALL-CAP FUND - INVESTOR SHARES Acct. # 2000001292938
           For further credit to (shareholder's name and SSN or TIN)

ADDITIONAL INVESTMENTS. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-888-626-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

EXCHANGE FEATURE. You may exchange shares of the Fund for shares of any other series of the Trust offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge, if any, previously paid in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders form an investor, after providing the investor with 60-days' prior notice.

The Board of Trustees  reserves  the right to suspend,  terminate,  or amend the
terms  of  the  exchange   privilege   upon  60-days'   written  notice  to  the
shareholders.

STOCK CERTIFICATES. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDUCED SALES CHARGES

RIGHTS OF ACCUMULATION. The sales charge applicable to a current purchase of shares of the Fund by a person listed above is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Funds previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Small-Cap shares with an aggregate value of $50,000 and who currently owns shares of the Funds with a value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment.

LETTER OF INTENT. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Account Application. Information about the "Letter of Intent" procedure, including its terms, is contained on the back of the Account Application.

GROUP PLANS. Shares of the Funds may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members, or participants. Information about such arrangements is available from the Distributor.

REDEEMING YOUR SHARES

REGULAR MAIL REDEMPTIONS.

Regular mail redemption requests should be addressed to:

           CAPITAL MANAGEMENT SMALL-CAP FUND
           Investor Shares
           c/o NC Shareholder Services
           107 North Washington Street
           Post Office Box 4365
           Rocky Mount, North Carolina  27803-0365

  Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

TELEPHONE AND BANK WIRE REDEMPTIONS. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  Designation of class (Investor),

     (2)  Shareholder name and account number,

     (3)  Number of shares or dollar amount to be redeemed,

     (4) Instructions for transmittal of redemption funds to the shareholder, and

     (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-888-626-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

SMALL ACCOUNTS. All shares are purchased and redeemed in accordance with the Fund's Amended and Restated Declaration of Trust and By-Laws. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $1,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $1,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

                     OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information (the "SAI"). Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gains distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal period ended November 30, 1999 have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund.


                        CAPITAL MANAGEMENT SMALL-CAP FUND

                              FINANCIAL HIGHLIGHTS

                 (For a Share Outstanding Throughout the Period)


-------------------------------------------------------------------------------
                                                                 Investor
                                                                  Class
-------------------------------------------------------------------------------

                                                               Period ended
                                                               November 30,
                                                                 1999 (a)
                                                              -------------

Net asset value, beginning of period .........................     $10.99

     Income from investment operations
        Net investment loss ..................................      (0.10)
        Net realized and unrealized gain on investments ......       2.93
                                                                 --------
            Total from investment operations .................       2.83
                                                                 --------

Net asset value, end of period ...............................     $13.82
                                                                 ========

Total return (b) .............................................      25.75 %
                                                                 ========

Ratios/supplemental data
     Net assets, end of period ...............................   $ 62,854
                                                                 ========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees ........      56.45 % (c)
        After expense reimbursements and waived fees .........       2.25 % (c)

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees ........     (55.11)% (c)
        After expense reimbursements and waived fees .........      (0.91)% (c)

     Portfolio turnover rate .................................     145.58 %


(a) For the period beginning January 12, 1999 (commencement of operations) to November 30, 1999.

(b)  Total return does not reflect payment of a sales charge.

(c)  Annualized.

                             ADDITIONAL INFORMATION

                  -------------------------------------------

                               CAPITAL MANAGEMENT

                                 SMALL-CAP FUND

                                 INVESTOR SHARES

                   ------------------------------------------

Additional information about the Fund is available in the Fund's Statement of Additional Information. The Fund's Annual and Semi-annual Reports include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

These reports are available free of charge upon request by contacting us:

BY TELEPHONE:      1-888-626-3863

BY MAIL:           CAPITAL MANAGEMENT SMALL-CAP FUND
                   Investor Shares
                   c/o NC Shareholder Services
                   107 North Washington Street
                   Post Office Box 4365
                   Rocky Mount, NC  27803-0365

BY E-MAIL:         info@ncfunds.com

ON THE INTERNET:   WWW.NCFUNDS.COM

Information about the Fund can also be reviewed and copied at the Securities Exchange Commission's ("Commission") Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  Investment Company Act file number 811-08822

                      -------------------------------------

                               CAPITAL MANAGEMENT

                                 SMALL-CAP FUND

                                 INVESTOR SHARES

                      ------------------------------------










                                   PROSPECTUS

                                 March 31, 2000

                                     PART B
                                     ======

                       STATEMENT OF ADDITIONAL INFORMATION

                         CAPITAL MANAGEMENT MID-CAP FUND

                                 March 31, 2000

                                 A series of the
                       CAPITAL MANAGEMENT INVESTMENT TRUST

                       Capital Management Associates, Inc.
                                  140 Broadway
                            New York, New York 10005

                            Telephone 1-888-626-3863


                                TABLE OF CONTENTS
                                                                        PAGE

INVESTMENT OBJECTIVE AND POLICIES..........................................2

INVESTMENT LIMITATIONS.....................................................3

MANAGEMENT AND OTHER SERVICE PROVIDERS.....................................4

ADDITIONAL INFORMATION ON PERFORMANCE......................................9

PORTFOLIO TRANSACTIONS....................................................11

SPECIAL SHAREHOLDER SERVICES..............................................12

PURCHASE OF SHARES........................................................13

REDEMPTION OF SHARES......................................................16

NET ASSET VALUE...........................................................16

ADDITIONAL TAX INFORMATION................................................17

CAPITAL SHARES AND VOTING.................................................18

FINANCIAL STATEMENTS......................................................18

APPENDIX A................................................................19


This Statement of Additional Information (the "SAI") is meant to be read in conjunction with the Prospectuses of the Capital Management Mid-Cap Fund (the "Fund"), dated March 31, 2000, relating to the Fund's Institutional Shares and Investor Shares, and hereby incorporates by reference the Prospectuses in their entirety. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Investor Shares and Institutional Shares of the Fund and Annual Reports may be obtained at no charge by writing or calling the Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in each Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Fund are described in the Prospectus for each Class of shares of the Fund. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government obligations or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale generally will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes"). BANKER'S ACCEPTANCES are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured, interest bearing debt obligation of a bank. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P"), or if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings' power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments, and through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

FORWARD COMMITMENT & WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchase and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2) With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

(3) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies, and instrumentalities are not subject to this limitation);

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(6) Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(7) Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange;

(8) Participate on a joint or joint and several basis in any trading account in securities;

(9) Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; or

(10) Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

(2) Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

(3) Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

(4) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(5) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trust's Board of Trustees (the "Trustees") is responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund. This section of the Statement of Additional Information provides the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

TRUSTEES AND OFFICERS. Following are the Trustees and Officers of the Trust, their age, their present position with the Trust or the Fund, and their principal occupation during the past five years. Those Trustees who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor, are noted by an asterisk (*). Messrs. David V. Shields and Joseph V. Shields, Jr. are brothers.


--------------------------------------------------- ----------------------- ---------------------------------------------------
Name, Age, Position(s) with                         Position with           Principal Occupation(s)
Fund and/or Trust, and Address                      The Fund                During Past 5 Years
--------------------------------------------------- ----------------------- ---------------------------------------------------
Lucius E. Burch, III, 57                            Trustee                 Chairman and Chief Executive Officer
438 Rosemeade Lane                                                          Massey Burch Investment Group, Inc.
Naples, Florida  33999                                                      (venture capital firm)
                                                                            Nashville, Tennessee
--------------------------------------------------- ----------------------- ---------------------------------------------------
George S. Reichenbach, 70                           Trustee                 Managing Director
123 West Street                                                             Advent International Corporation
Carlisle, Massachusetts  01741                                                  (venture capital firm)
                                                                            Boston, Massachusetts
--------------------------------------------------- ----------------------- ---------------------------------------------------
Thomas A. Saunders, III, 62                         Trustee                 General Partner
667 Madison Avenue                                                          Saunders Karp & Company
21st Floor                                                                  (merchant bank)
New York, New York  10021                                                   New York, New York
--------------------------------------------------- ----------------------- ---------------------------------------------------
David V. Shields, 59                                Trustee*                Managing Director
140 Broadway                                                                Capital Management Associates, Inc.
New York, New York  10005                                                   (Advisor to the Fund)
                                                                            New York, New York;
                                                                            Managing Director
                                                                            Shields & Company
                                                                            (Distributor of the Fund)
                                                                            New York, New York
--------------------------------------------------- ----------------------- ---------------------------------------------------
Joseph V. Shields, Jr., 60                          Chairman & Trustee*     Chairman and Chief Executive Officer
140 Broadway                                                                Capital Management Associates, Inc.
New York, New York  10005                                                   (Advisor to the Fund)
                                                                            New York, New York;
                                                                            Managing Director
                                                                            Shields & Company
                                                                            (Distributor to the Fund)
                                                                            New York, New York
--------------------------------------------------- ----------------------- ---------------------------------------------------
Anthony J. Walton  56                               Trustee                 Chief Executive Officer
230 Park Avenue                                                             Armstrong Holdings Corporation
Suite 1440                                                                  (investment and corporate finance advisory firm)
New York, New York  10169                                                   New York, New York, since 1995;
                                                                            Vice Chairman
                                                                            Petsec Energy, Inc.
                                                                            (exploration and production company), Sydney,
                                                                               Australia, and Lafayette, Louisiana, since
                                                                               1995; previously
                                                                            Chief Executive Officer
                                                                            Llama Company
                                                                            Fayetteville, Arkansas
--------------------------------------------------- ----------------------- ---------------------------------------------------
C. Frank Watson, III, 29                            Secretary               President
105 North Washington Street                                                 The Nottingham Company
Rocky Mount, North Carolina 27802                                           (Administrator to the Fund)
                                                                            Rocky Mount, North Carolina
--------------------------------------------------- ----------------------- ---------------------------------------------------
Julian G. Winters, 31                               Treasurer               Legal and Compliance Director
105 North Washington Street                                                 The Nottingham Company
Rocky Mount, North Carolina 27802                                           (Administrator to the Fund)
                                                                            Rocky Mount, North Carolina since 1996; previously
                                                                            Operations Manager, Tar Heel
                                                                            Medical, Nashville, North Carolina
--------------------------------------------------- ----------------------- ---------------------------------------------------
Joseph A. Zock, 45                                  Vice-President          Senior Vice President
140 Broadway                                                                Capital Management Associates, Inc.
New York, New York  10005                                                   (Advisor to the Fund)
                                                                            New York, New York
--------------------------------------------------- ----------------------- ---------------------------------------------------

COMPENSATION. Trustees and Officers of the Trust who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Other Trustees receive $2,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone. The Trust reimburses each Trustee for his or her travel and other expenses relating to attendance at such meetings.*

------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
                                                                                                     Total Compensation From

                                Aggregate                                     Estimated Annual       Fund and Fund Complex
                                Compensation         Pension or Retirement    Benefits Upon          Paid to Directors
Name of Person                  From the Fund        Benefits                 Retirement
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
Lucius E. Burch, III            $2,200               None                     None                   $4,600
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
George S. Reichenbach           $1,450               None                     None                   $3,100
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
Thomas A. Saunders, III         $2,350               None                     None                   $4,800
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
David V. Shields                None                 None                     None                   None
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
Joseph V. Shields, Jr.          None                 None                     None                   None
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
Anthony J. Walton               $2,450               None                     None                   $5,100
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------

*Figures are for the fiscal period ended November 30, 1999.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of March 17, 2000, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Class of the Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each Class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any Class of the Fund as of March 17, 2000.

                              INSTITUTIONAL SHARES

--------------------------------------------------------------------------------
Name and Address of                 Amount and Nature of
BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP         PERCENT
--------------------------------------------------------------------------------

BT Alex Brown, Inc.                   136,253.471 shares          37.200%*
FBO 873-20604-16
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                    32,895.321 shares           8.981%
FBO 874-21261-17
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                    32,895.321 shares           8.981%
FBO 874-21261-18
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                    26,766.123 shares           7.308%
FBO 876-01389-10
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                    21,353.901 shares           5.830%
FBO 876-01174-19
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                    19,232.363 shares           5.251%
FBO 876-01128-16
P.O. Box 1346
Baltimore, Maryland  21203



                                INVESTOR SHARES

--------------------------------------------------------------------------------
Name and Address of                Amount and Nature of
BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP          PERCENT
--------------------------------------------------------------------------------
BT Alex Brown, Inc.                     4,691.318 shares           9.723%
FBO 873-22426-18
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                     3,133.496 shares           6.494%
FBO 873-20000-16
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                     3,063.338 shares           6.349%
FBO 873-23548-19
P.O. Box 1346
Baltimore, Maryland  21203

* Deemed a "control person" of the Fund as defined by applicable SEC regulations.

INVESTMENT ADVISOR. Information about Capital Management Associates, Inc. (the "Advisor"), 140 Broadway, New York, New York 10005 and its duties and compensation as Advisor is contained in the Prospectus. The Advisor supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor will receive a monthly management fee equal to an annual rate of 1.00% of the first $100 million of the Fund's net assets, 0.90% of the next $150 million, 0.85% of the next $250 million and 0.80% of all assets over $500 million. The Advisor has voluntarily waived all or substantially all of its fee and reimbursed all or a portion of the Fund's operating expenses for the fiscal years ended November 30, 1999, 1998, and 1997. The total fees waived amounted to $67,423, $66,709 (the Advisor received 7,540 of its fee), and $52,043 (the Advisor received $1,921 of its fees), respectively, and expenses reimbursed amounted to $21,045, $14,704, and $25,031, respectively.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Agreement.

The employees of the Advisor control the Advisor. Affiliates of the Advisor also control the Distributor.

ADMINISTRATOR. The Trust has entered into a Fund Accounting and Compliance Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fee at the following annual rates: on the first $50 million of the Fund's net assets, 0.125%; on the next $50 million, 0.100%; on all assets over $100 million, 0.075%. In addition, the Administrator currently receives a monthly fee of $2,250 for the first class of the Fund and $750 for each additional class of the Fund (although the fees are allocated equally as an expense to each class) for accounting and recordkeeping services for the Fund. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. The Administrator charges a minimum fee of $4,000 per month for all of its fees taken in the aggregate, analyzed monthly.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state, and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator also provides certain accounting and pricing services for the Fund.

TRANSFER AGENT. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $750 per month. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

DISTRIBUTOR. Shields & Company (the "Distributor") is the principal underwriter and distributor of Fund shares pursuant to a Distribution Agreement with the Trust. The Distributor, which is affiliated with the Advisor, serves as exclusive agent for the distribution of the shares of the Fund. The Distributor may sell such shares to or through qualified securities dealers or others. The Distributor receives commissions consisting of that portion of the sales charge for Investor Shares remaining after the discounts that it allows to dealers. For the fiscal years ended November 30, 1999, 1998, and 1997, the aggregate dollar amount of sales charges paid on the sale of Investor Shares was $2,519, $25,113, and $29,130, respectively, of which the Distributor retained $168, $1,951, and $1,941, respectively, after reallowances to broker-dealers and sales representatives.

J.V. Shields, Jr. and David V. Shields, affiliated persons of the Fund, are also affiliated persons of the Advisor and the Distributor.

The Fund has adopted an Amended and Restated Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act for the Investor Shares (see "Management of the Fund - Distribution Plan" in the Prospectus for the Investor Shares). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) has been approved by the Board of Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement. It is expected that the Plan will be approved by shareholders at a shareholder meeting to be held on April 27, 2000.

Potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Board of Trustees annually.

Under the Plan the Fund may expend up to 0.75% of the Investor Shares' average daily net assets annually to finance any activity primarily intended to result in the sale of Investor Shares and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells Investor Shares may not exceed 0.25% of the Investor Shares' average annual net asset value. For the fiscal year ended November 30, 1999, the Fund incurred distribution and service fees under the Plan in the amount of $10,519. This amount was substantially paid to sales personnel for selling Fund shares and servicing shareholder accounts, with a small amount paid for marketing expenses.

LEGAL COUNSEL. Dechert Price & Rhoads serves as legal counsel to the Trust and the Fund.

CUSTODIAN. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as custodian for the Fund. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act).

INDEPENDENT AUDITORS. The firm of Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540, currently serves as independent auditors for the Fund to audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

CODE OF ETHICS. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

           P(1+T)n = ERV

 Where:    T =       average annual total return.
           ERV       = ending  redeemable  value at the end of the  period
                     covered by the  computation of a hypothetical  $1,000
                     payment made at the beginning of the period.
           P =       hypothetical initial payment of $1,000 from
                     which the maximum sales load is deducted.
           n =       period covered by the computation, expressed in terms
                     of years.

The Fund may also compute the aggregate total return of each Class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The Fund may also compare its performance to the S&P Mid-Cap 400 Index, which is designed to measure the investment performance of medium-capitalization equities such as those in which the Fund invests, and the Lipper Capital Appreciation Index, which ranks the performance of mutual funds that have an objective of growth of capital. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The average annual total returns for the Institutional Shares of the Fund for the fiscal year ended November 30, 1999, the three year period ended November 30, 1999, and the period from the inception of the Institutional Shares of the Fund (January 27, 1995) through November 30, 1999, were 18.41%, 12.19%, and 16.29%, respectively. The cumulative total return for the Institutional Shares of the Fund since inception through November 30, 1999 was 107.70%.

The average annual total returns for the Investor Shares of the Fund for the fiscal year ended November 30, 1998, the three year period ended November 30, 1999, and the period from the inception of the Investor Shares of the Fund (April 7, 1995) through November 30, 1999, were 14.02%, 10.27%, and 13.03%, respectively. The cumulative total return for the Investor Shares of the Fund since inception through November 30, 1999, was 76.77%. These quotations assume the maximum 3% sales load was deducted from the initial investment. Without reflecting the effects of the maximum 3% sales load, the average annual total returns for the Investor Shares for the fiscal year ended November 30, 1999, the three year period ended November 30, 1999, and the period since inception through November 30, 1999, were 17.55%, 11.39%, and 13.77%, respectively. The cumulative total return for the Investor Shares of the Fund since inception through November 30, 1999, without deducting the maximum 3% sales load, was 82.24%.

These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time, the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

From time to time, the Fund may include in advertisements and other communications information on the value of investing in mid-cap stocks, including without limitation their performance over time, their characteristics, and the case for mid-cap stock investing.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries; general summaries of groups of stocks or bonds and their comparative earnings and yields; or broad overviews of the stock, bond, and government securities markets; and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor, an affiliate of the Advisor) if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended November 30, 1999, 1998, and 1997, the Fund paid brokerage commissions of $29,212, $29,234, and $16,311, respectively, of which $29,212, $29,234, and $15,789, respectively, were paid during such periods to the Distributor. For the fiscal years ended November 30, 1999 and 1998, transactions in which the Fund used the Distributor as broker involved 100% of the aggregate dollar amount of transactions involving the payment of commissions and 100% of the aggregate brokerage commissions paid by the Fund.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more for Investor Shares and $250,000 or more for Institutional Shares may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-888-626-3863 or by writing to:

                         CAPITAL MANAGEMENT MID-CAP FUND

                           c/o NC Shareholder Services

                           107 North Washington Street

                              Post Office Box 4365

                     Rocky Mount, North Carolina 27803-0365

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown above. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received, plus a sales charge for the Investor Shares as more fully described in the Prospectus for Investor Shares. The basis for determining the sales charge applicable to a purchase of Investor Shares and how the sales charge is distributed between the Distributor and other dealers is described in the Prospectus for the Investor Shares under "How to Purchase Shares."

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or to waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. In keeping with this purpose, a reduced minimum initial investment of $1,000 applies to Trustees, officers, and employees of the Fund; the Advisor and certain parties related thereto; including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. The Fund may also sell shares at net asset value without a sales charge to such persons. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

DEALERS. The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES

      CONCURRENT PURCHASES. For purposes of qualifying for a lower sales charge for Investor Shares, investors have the privilege of combining concurrent purchases of the Fund and one or more future series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in one of the future series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $250,000, and Investor Shares in the Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

      RIGHTS OF ACCUMULATION. Pursuant to the right of accumulation, investors are permitted to purchase Investor Shares at the public offering price applicable to the total of (a) the total public offering price of the Investor Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

      LETTERS OF INTENT. Investors may qualify for a lower sales charge for Investor Shares by executing a letter of intent. A letter of intent allows an investor to purchase Investor Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying this Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

      REINVESTMENTS. Investors may reinvest, without a sales charge, proceeds from a redemption of Investor Shares in Investor Shares or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other Class or Fund charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the Class or Fund to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

      PURCHASES BY RELATED PARTIES AND GROUPS. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

EXCHANGE FEATURE. Investors may exchange shares of the Fund for shares of any other comparable series of the Trust. Shares of the Fund may be exchanged at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional Shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Board of Trustees of the Trust also reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "NYSE") is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the Securities and Exchange Commission (the "Commission"); (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the Commission may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

In addition to the situations described in the Prospectus under "How to Redeem Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                                 NET ASSET VALUE

The net asset value per share of each Class of Shares of the Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of
July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of each Class of Shares of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income; realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments; any funds or payments derived from any reinvestment of such proceeds; and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

                           ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code. The Fund intends to qualify and to remain qualified as a regulated investment company. To so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends; interest; payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies; and other income derived with respect to the Fund's business of investing in such stock, securities, or currencies. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The Fund will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

Under current tax law, certain types of expenses incurred by the Fund must be proportionately allocated as additional income to shareholders. As a result, the amounts reportable by the Fund as taxable income, if any, may exceed the dividends actually paid. Such proportionate allocation of Fund expenses, if any, will be identified when tax information is distributed by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

The Trust's Declaration of Trust authorizes the issuance of shares in two or more series. Currently, the Trust consists of two series: the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund. These shares are divided into two Classes ("Institutional Shares" and "Investor Shares") as described in the Prospectuses. Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders. Shareholders holding not less than 10% of the shares then outstanding may require the Trustees to call a meeting, and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

                              FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended November 30, 1999, including the financial highlights appearing in the Fund's Annual Report to Shareholders, are incorporated by reference and made a part of this document.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund will normally be at least 90% invested in equities. As a temporary defensive position, however, when the Advisor determines that market conditions warrant such investments, the Fund may invest up to 100% of its assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments ("Investment-Grade Debt Securities"). When the Fund invests in Investment-Grade Debt Securities as a temporary defensive measure, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market instruments. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

       AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt that is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds that are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds that are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

DUFF & PHELPS CREDIT RATING CO. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below-average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

FITCH INVESTORS SERVICE, INC. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative". The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the two highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

The term symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

________________________________________________________________________________



                         CAPITAL MANAGEMENT MID-CAP FUND


________________________________________________________________________________



               a series of the Capital Management Investment Trust






                               Annual Report 1999


                         FOR THE YEAR ENDED NOVEMBER 30






                               INVESTMENT ADVISOR
                       Capital Management Associates, Inc.
                                  140 Broadway
                            New York, New York 10005



                         CAPITAL MANAGEMENT MID-CAP FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-888-626-3863

                          CAPITAL MANAGEMENT ASSOCIATES
                                  INCORPORATED

                        140 BROADWAY NEW YORK, N.Y. 10005



INVESTMENT ADVISORS                                          TEL: (212) 320-2000
                                                             FAX: (212) 320-2040



Dear Fellow Shareholders:

         As the year, decade, century, and millennium all draw to a close, U.S. companies continue to reel in profits at a surprising clip, and equity investors are enjoying another year of positive returns. We are pleased to report that, once again, your fund has participated with a return in excess of 17% for the twelve months ended November 30.

         In terms of stock market action, 1999 has turned out to be in large measure a mirror image of 1998, and almost a repeat of 1997. The two groups, which were the bete noire of last year, are once again leading the market averages: these being technology and energy. We began over weighting these groups in late 1998, and until late summer they were our largest sector concentration. In May we developed a more positive view of the economy, which had significant strategy implications in terms of portfolio construction. We began to rotate toward the many depressed groups that had not participated in the narrow advance of 1998, specifically select capital goods and basic industries. We also felt that the odds of a Fed tightening were increasing, which lead us to begin thinking about reducing our tech weighting.

         After an unusual degree of debate and uncertainty, the Federal Reserve has cleared the policy air (for now) with its third 25-basis-point rate hike since midyear. Along with a similar bump up in the discount rate, the return to a 5.5% fed funds rate completes the unwinding of the last year's easing detour and cements a relatively high level of real short-term interest rates into the millennium. We continue to believe that the Fed is reasonably on track toward keeping inflation in check and thereby maintaining conditions for sustainable economic growth. However, the economy appears to be taking its medicine well - perhaps a little too well, and financial conditions on balance are tightening only hesitantly.

         Chances are, barring a financial bolt from the blue, the Fed will have to tighten again at some point in the next three to six months. We do not believe the remaining task is significant, but the Fed probably cannot remain comfortable that tightening is complete as long as imbalances (tight labor markets, low savings, and record current account deficit) continue to deteriorate. Also, there is a good chance that Y2K-related distortions are beginning to cloud assessments of underlying economic activity and inflation. This period of uncertainty could last through much of the first quarter, perhaps hampering the Fed's ability to discern the appropriate monetary police. As such, significant swings in equity markets are likely to continue. Investors are balancing the influences of earnings reports against the ongoing weakness in bonds and concerns about inflation. Rising interest rates have contained the performance of U.S. equities since April, and in our view the expansion in equity valuation measures likely peaked in the first quarter of 1999 and is not expected to be a major force in the 1999/2000 time frame.

         Our present investment stance is that, notwithstanding current volatility, broader market leadership is likely to unfold into 2000. We believe that improved, broader-based earnings, driven primarily by global growth and less by U.S. consumer growth, are unfolding. Presently, however, the gap between performance of the S&P 500 top 50 stocks and the overall S&P 500 is wider than in recent years. It appears that investors continue to seek strong growth and are willing to pay a significant premium for it as long as growth persists. In essence, the popular averages have been supported increasingly by a diminishing number of stocks. As noted previously, we think this narrowness will change as earnings gains continue, but until breadth improves the upside potential of the market is likely to be limited.

         In terms of market cap, mid- and small-cap stocks continue to show more attractive valuations that the large caps.

         Thank you for your support of the Capital Management Mid-Cap Fund, and we look forward to serving you in the coming investment year.


                                           C. Lennis Koontz, II, C.F.A.
                                           President
                                           December 2, 1999

                        CAPITAL MANAGEMENT MID-CAP FUND
                              INSTITUTIONAL SHARES

                    Performance Update - $250,000 Investment

       For the period from January 27, 1995 (Commencement of Operations)
                              to November 30, 1999


     ------------------------------------------------------------------------
                        Institutional           S&P 400          Russell 2500
                           Shares            Mid-Cap Index          Index
     ------------------------------------------------------------------------

     27-Jan-95            $250,000             $250,000            $250,000
     28-Feb-95             260,950              262,369             262,480
     31-May-95             280,704              278,878             279,504
     31-Aug-95             304,612              310,987             315,156
     30-Nov-95             307,511              323,827             324,294
     29-Feb-96             313,391              338,624             342,173
     31-May-96             338,926              357,925             375,203
     31-Aug-96             332,125              347,749             356,438
     30-Nov-96             367,685              384,443             387,294
     28-Feb-97             375,531              396,031             397,455
     31-May-97             414,220              423,012             419,630
     31-Aug-97             474,283              477,328             468,817
     30-Nov-97             492,411              489,952             479,159
     28-Feb-98             526,789              540,574             515,674
     31-May-98             511,976              549,380             515,243
     31-Aug-98             384,830              432,544             389,794
     30-Nov-98             438,528              540,789             462,105
     28-Feb-99             459,341              551,979             457,118
     31-May-99             509,967              614,836             516,569
     31-Aug-99             512,128              612,250             516,098
     30-Nov-99             519,246              656,353             548,886


This graph  depicts the  performance  of the  Capital  Management  Mid-Cap  Fund
Institutional Shares versus the S&P 400 Mid-Cap Index and the Russell 2500 Index. It is important to note that the Capital Management Mid-Cap Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

-------------------------------------------------
  One Year     Three Years     Since Inception
-------------------------------------------------
   18.41%        12.19%            16.29%
-------------------------------------------------


The graph assumes an initial $250,000 investment at January 27, 1995. All dividends and distributions are reinvested.

At November 30, 1999, the value of the Capital Management Mid-Cap Fund Institutional Shares would have grown to $519,246 - total investment return of 107.70% since January 27, 1995.

At November 30, 1999, a similar investment in the S&P 400 Mid-Cap Index would have grown to $656,353 - total investment return of 162.54% since January 27, 1995; and a similar investment in the Russell 2500 Index would have grown to $548,886 - total investment return of 119.55% since January 27, 1995. The Lipper Capital Appreciation Index that was used in the prior year's annual report graph for illustrative purposes is not used in this year's annual report graph because the index is no longer in existence.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                        CAPITAL MANAGEMENT MID-CAP FUND
                                INVESTOR SHARES

                     Performance Update - $10,000 Investment

         For the period from April 7, 1995 (Commencement of Operations)
                              to November 30, 1999


     ------------------------------------------------------------------------
                          Investor              S&P 400          Russell 2500
                           Shares            Mid-Cap Index          Index
     ------------------------------------------------------------------------

      7-Apr-95            $ 9,700              $10,000             $10,000
     31-May-95              9,825               10,433              10,350
     31-Aug-95             10,619               11,635              11,671
     30-Nov-95             10,693               12,115              12,009
     29-Feb-96             10,878               12,669              12,671
     31-May-96             11,750               13,391              13,894
     31-Aug-96             11,541               13,010              13,199
     30-Nov-96             12,790               14,383              14,342
     28-Feb-97             13,063               14,816              14,718
     31-May-97             14,393               15,826              15,540
     31-Aug-97             16,440               17,858              17,361
     30-Nov-97             17,025               18,330              17,744
     28-Feb-98             18,173               20,224              19,096
     31-May-98             17,634               20,553              19,080
     31-Aug-98             13,228               16,182              14,435
     30-Nov-98             15,038               20,232              17,112
     28-Feb-99             15,727               20,650              16,928
     31-May-99             17,429               23,002              19,129
     31-Aug-99             17,473               22,905              19,112
     30-Nov-99             17,677               24,555              20,326


This graph depicts the performance of the Capital Management Mid-Cap Fund Investor Shares versus the S&P 400 Mid-Cap Index and the Russell 2500 Index. It is important to note that the Capital Management Mid-Cap Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

------------------------------------------------------------------------
                         One Year     Three Years     Since Inception
------------------------------------------------------------------------
No Sales Load             17.55%        11.39%             13.77%
------------------------------------------------------------------------
Maximum 3.0% Sales Load   14.02%        10.27%             13.03%
------------------------------------------------------------------------


The graph assumes an initial $10,000 investment at April 7, 1995 ($9,700 after maximum sales load of 3.0%). All dividends and distributions are reinvested.

At November 30, 1999, the value of the Capital Management Mid-Cap Fund Investor Shares would have grown to $17,677 - total investment return of 76.77% since April 7, 1995. Without the deduction of the 3.0% maximum sales load, the value of the Capital Management Mid-Cap Fund Investor Shares would have grown to $18,224 - total investment return of 82.24% since April 7, 1995. The sales load may be reduced or eliminated for larger purchases.

At November 30, 1999, a similar investment in the S&P 400 Mid-Cap Index would have been worth $24,555 - total investment return of 145.55% since April 7, 1995; and a similar investment in the Russell 2500 Index would have grown to $20,326 - total investment return of 103.26% since April 7, 1995. The Lipper Capital Appreciation Index that was used in the prior year's annual report graph for illustrative purposes is not used in this year's annual report graph because the index is no longer in existence.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 1999


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 88.68%

       Advertising - 3.75%
         (a)Outdoor Systems, Inc. ..................................................                   5,750              $  255,875
                                                                                                                          ----------

       Airlines - 2.80%
            Southwest Airlines Co. .................................................                  11,750                 190,937
                                                                                                                          ----------

       Computer Software & Services - 4.82%
         (a)Compuware Corporation ..................................................                   6,700                 226,544
         (a)Comverse Technology, Inc. ..............................................                     850                 102,744
                                                                                                                          ----------
                                                                                                                             329,288
                                                                                                                          ----------
       Electrical Equipment - 2.62%
            Avista Corporation .....................................................                  11,000                 178,750
                                                                                                                          ----------

       Electronics - Semiconductor - 12.06%
         (a)Analog Devices, Inc. ...................................................                   1,700                  97,750
         (a)Applied Materials, Inc. ................................................                     800                  78,000
            Helix Technology Corporation ...........................................                   3,000                 121,453
         (a)LSI Logic Corporation ..................................................                   1,800                 108,787
         (a)National Semiconductor Corporation .....................................                   5,400                 229,500
         (a)PRI Automation, Inc. ...................................................                     300                  14,213
         (a)Teradyne, Inc. .........................................................                   4,000                 174,250
                                                                                                                          ----------
                                                                                                                             823,953
                                                                                                                          ----------
       Financial - Banks, Commercial - 7.20%
            Compass Bancshares, Inc. ...............................................                   6,200                 157,325
            Old Kent Financial Corporation .........................................                   4,000                 162,250
            UnionBanCal Corporation ................................................                   3,900                 172,331
                                                                                                                          ----------
                                                                                                                             491,906
                                                                                                                          ----------
       Food - Processing - 2.82%
            McCormick & Company, Incorporated ......................................                   6,000                 192,375
                                                                                                                          ----------

       Forest Products & Paper - 3.50%
            Bowater Incorporated ...................................................                   3,500                 171,500
            Weyerhaeuser Company ...................................................                   1,100                  67,238
                                                                                                                          ----------
                                                                                                                             238,738
                                                                                                                          ----------
       Machine - Diversified - 2.64%
            Deere & Company ........................................................                   4,200                 180,337
                                                                                                                          ----------

       Medical - Biotechnology - 3.03%
         (a)Chiron Corporation .....................................................                   6,300                 206,719
                                                                                                                          ----------



                                                                                                                         (Continued)

                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 1999


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Medical Supplies - 2.94%
            C. R. Bard, Inc. .......................................................                   3,700              $  200,956
                                                                                                                          ----------

       Oil & Gas - Domestic - 1.78%
            El Paso Energy Corporation .............................................                   3,200                 121,800
                                                                                                                          ----------

       Oil & Gas - Equipment & Services - 12.27%
            Apache Corporation .....................................................                   5,000                 179,063
            ENSCO International Incorporated .......................................                   9,400                 188,588
            Halliburton Company ....................................................                   4,000                 154,750
         (a)Nabors Industries, Inc. ................................................                   5,900                 156,719
            The Williams Companies, Inc. ...........................................                   4,700                 158,625
                                                                                                                          ----------
                                                                                                                             837,745
                                                                                                                          ----------
       Pharmaceuticals - 3.88%
         (a)IVAX Corporation .......................................................                  13,000                 264,875
                                                                                                                          ----------

       Publishing - 2.36%
            Houghton Mifflin Company ...............................................                   4,400                 161,425
                                                                                                                          ----------

       Publishing - Printing - 2.48%
         (a)Valassis Communications, Inc. ..........................................                   4,300                 169,312
                                                                                                                          ----------

       Retail - Grocery - 2.55%
            Hannaford Bros. Co. ....................................................                   2,400                 174,450
                                                                                                                          ----------

       Retail - Restaurants - 2.42%
            Brinker International, Inc. ............................................                   7,300                 165,163
                                                                                                                          ----------

       Retail - Specialty Line - 2.24%
            Harcourt General, Inc. .................................................                   4,600                 152,662
                                                                                                                          ----------

       Steel - Specialty - 2.71%
            Texas Industries, Inc. .................................................                   5,100                 184,875
                                                                                                                          ----------

       Utilities - Electric - 2.26%
            IDACORP, Inc ...........................................................                   5,500                 154,000
                                                                                                                          ----------

       Utilities - Gas - 2.64%
            Sempra Energy ..........................................................                   9,774                 180,208
                                                                                                                          ----------


                                                                                                                         (Continued)

                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 1999


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Utilities - Telecommunications - 2.91%
            U S WEST, Inc. .........................................................                   3,200              $  198,600
                                                                                                                          ----------


            Total Common Stocks (Cost $5,056,597) ............................................................             6,054,949
                                                                                                                          ----------


INVESTMENT COMPANIES - 9.21%
       Evergreen Money Market Fund Institutional Money
            Market Fund Institutional Service Shares ...............................                 314,600                 314,600
       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ...............................                 314,600                 314,600
                                                                                                                          ----------

            Total Investment Companies (Cost $629,200) .......................................................               629,200
                                                                                                                          ----------


Total Value of Investments (Cost $5,685,797 (b)) ...................................                   97.89 %            $6,684,149
Other Assets in Excess of Liabilities ..............................................                    2.11 %               143,990
                                                                                                      ------              ----------
       Net Assets ..................................................................                  100.00 %            $6,828,139
                                                                                                      ======              ==========



       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


            Unrealized appreciation ..........................................................................           $1,167,757
            Unrealized depreciation ..........................................................................             (169,405)
                                                                                                                         ----------

                            Net unrealized appreciation ......................................................           $  998,352
                                                                                                                         ==========












See accompanying notes to financial statements


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                          November 30, 1999


ASSETS
       Investments, at value (cost $5,685,797) ......................................................................     $6,684,149
       Cash .........................................................................................................        168,710
       Income receivable ............................................................................................          5,201
                                                                                                                          ----------

            Total assets ............................................................................................      6,858,060
                                                                                                                          ----------

LIABILITIES
       Accrued expenses .............................................................................................         29,648
       Other liabilities ............................................................................................            273
                                                                                                                          ----------

            Total liabilities .......................................................................................         29,921
                                                                                                                          ----------

NET ASSETS ..........................................................................................................     $6,828,139
                                                                                                                          ==========

NET ASSETS CONSIST OF
       Paid-in capital ..............................................................................................     $5,314,995
       Undistributed net realized gain on investments ...............................................................        514,792
       Net unrealized oappreciation on investments ..................................................................        998,352
                                                                                                                          ----------
                                                                                                                          $6,828,139
                                                                                                                          ==========

INSTITUTIONAL CLASS
       Net asset value, offering and redemption price per share ($5,796,478 / 345,045 shares outstanding) ...........         $16.80
                                                                                                                          ==========

INVESTOR CLASS
       Net asset value, offering and redemption price per share ($1,031,661 / 62,862 shares outstanding) ............         $16.41
                                                                                                                          ==========
       Maximum offering price per share (100 / 97% of 16.41) ........................................................         $16.92
                                                                                                                          ==========


















See accompanying notes to financial statements


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                       STATEMENT OF OPERATIONS

                                                    Year ended November 30, 1999



INVESTMENT INCOME

       Income
            Dividends .....................................................................................              $  117,474
                                                                                                                         ----------

       Expenses
            Investment advisory fees (note 2) .............................................................                  67,423
            Fund administration fees (note 2) .............................................................                   8,430
            Distribution and service fees - Investor Class (note 3) .......................................                  10,519
            Custody fees ..................................................................................                   3,205
            Registration and filing administration fees (note 2) ..........................................                   7,919
            Fund accounting fees (note 2) .................................................................                  36,000
            Audit fees ....................................................................................                  10,300
            Legal fees ....................................................................................                   6,667
            Securities pricing fees .......................................................................                   2,424
            Shareholder recordkeeping fees ................................................................                   9,000
            Other accounting fees (note 2) ................................................................                   3,731
            Shareholder servicing expenses ................................................................                   2,842
            Registration and filing expenses ..............................................................                  13,697
            Printing expenses .............................................................................                   7,000
            Trustee fees and meeting expenses .............................................................                   8,468
            Other operating expenses ......................................................................                   2,460
                                                                                                                         ----------

                  Total expenses ..........................................................................                 200,085
                                                                                                                         ----------

                  Less:
                       Expense reimbursements (note 2) ....................................................                 (21,045)
                       Investment advisory fees waived (note 2) ...........................................                 (67,423)
                                                                                                                         ----------

                  Net expenses ............................................................................                 111,617
                                                                                                                         ----------

                       Net investment income ..............................................................                   5,857
                                                                                                                         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions .....................................................                 603,046
       Increase in unrealized appreciation on investments .................................................                 500,396
                                                                                                                         ----------

            Net realized and unrealized gain on investments ...............................................               1,103,442
                                                                                                                         ----------

                  Net increase in net assets resulting from operations ....................................              $1,109,299
                                                                                                                         ==========








See accompanying notes to financial statements


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Year ended          Year ended
                                                                                                    November 30,        November 30,
                                                                                                        1999                1998
------------------------------------------------------------------------------------------------------------------------------------

 INCREASE (DECREASE) IN NET ASSETS

     Operations
          Net investment income (loss) ........................................................      $    5,857          $   (3,416)
          Net realized gain (loss) from investment transactions ...............................         603,046             (70,827)
          Increase (decrease) in unrealized appreciation on investments .......................         500,396            (795,106)
                                                                                                     ----------          ----------

              Net increase (decrease) in net assets resulting from operations .................       1,109,299            (869,349)
                                                                                                     ----------          ----------

     Distributions to shareholders from
          Net investment income - Institutional Class .........................................          (8,499)                  0
          Net realized gain from investment transactions - Institutional Class ................               0            (678,656)
          Net realized gain from investment transactions - Investor Class .....................               0            (244,032)
                                                                                                     ----------          ----------

              Decrease in net assets resulting from distributions .............................          (8,499)           (922,688)
                                                                                                     ----------          ----------

     Capital share transactions
          (Decrease) increase in net assets resulting from capital share transactions (a) .....        (969,079)          1,303,097
                                                                                                     ----------          ----------

                   Total increase (decrease) in net assets ....................................         131,721            (488,940)

NET ASSETS

     Beginning of year ........................................................................       6,696,418           7,185,358
                                                                                                     ----------          ----------

     End of year ..............................................................................      $6,828,139          $6,696,418
                                                                                                     ==========          ==========

(a) A summary of capital share activity follows:
                                                          --------------------------------------------------------------------------
                                                                      Year ended                               Year ended
                                                                   November 30, 1999                        November 30, 1998

                                                               Shares              Value               Shares              Value
                                                          --------------------------------------------------------------------------

-----------------------------------------------
              INSTITUTIONAL CLASS
-----------------------------------------------
Shares sold .............................................        68,421          $1,118,601              18,735          $  299,573
Shares issued for reinvestment of distributions .........           529               8,501              41,056             678,656
                                                             ----------          ----------          ----------          ----------
                                                                 68,950           1,127,102              59,791             978,229
Shares redeemed .........................................       (70,880)         (1,111,573)             (4,650)            (73,195)
                                                             ----------          ----------          ----------          ----------
     Net (decrease) increase ............................        (1,930)         $   15,529              55,141          $  905,034
                                                             ==========          ==========          ==========          ==========

-----------------------------------------------
                INVESTOR CLASS
-----------------------------------------------
Shares sold .............................................         2,985          $   45,557              57,629          $  941,702
Shares issued for reinvestment of distributions .........             0                   0              14,339             234,590
                                                             ----------          ----------          ----------          ----------
                                                                  2,985              45,557              71,968           1,176,292
Shares redeemed .........................................       (66,673)         (1,030,165)            (49,270)           (778,229)
                                                             ----------          ----------          ----------          ----------
     Net (decrease) increase ............................       (63,688)         $ (984,608)             22,698          $  398,063
                                                             ==========          ==========          ==========          ==========



See accompanying notes to financial statements


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                         INSTITUTIONAL CLASS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        For the
                                                                                                                      period from
                                                                                                                   January 27, 1995
                                                                                                                   (commencement of
                                                             Year ended    Year ended    Year ended    Year ended   operations) to
                                                              Nov. 30,      Nov. 30,      Nov. 30,      Nov. 30,       Nov. 30,
                                                                1999          1998          1997          1996           1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ......................      $14.21        $18.20        $13.99        $12.16        $10.00
     Income from investment operations
       Net investment income ..............................        0.03          0.03          0.01          0.23          0.20
       Net realized and unrealized gain (loss)
         on investments ...................................        2.58         (1.70)         4.60          2.08          2.10
                                                             ----------    ----------    ----------    ----------    ----------
           Total from investment operations ...............        2.61         (1.67)         4.61          2.31          2.30
                                                             ----------    ----------    ----------    ----------    ----------
     Distributions to shareholders from
       Net investment income ..............................       (0.02)         0.00         (0.04)        (0.26)        (0.14)
       Distributions in excess of net investment income ...        0.00          0.00         (0.02)         0.00          0.00
       Net realized gain from investment transactions .....        0.00         (2.32)        (0.34)        (0.22)         0.00
                                                             ----------    ----------    ----------    ----------    ----------
           Total distributions ............................       (0.02)        (2.32)        (0.40)        (0.48)        (0.14)
                                                             ----------    ----------    ----------    ----------    ----------

Net asset value, end of period ............................      $16.80        $14.21        $18.20        $13.99        $12.16
                                                             ==========    ==========    ==========    ==========    ==========

Total return (a) ..........................................       18.41 %      (10.94)%       33.92 %       19.57 %       23.00 %
                                                             ==========    ==========    ==========    ==========    ==========

Ratios/supplemental data
     Net assets, end of period ............................  $5,796,478    $4,929,525    $5,311,416    $3,502,215    $1,832,507
                                                             ==========    ==========    ==========    ==========    ==========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees ......        2.81 %        2.60 %        2.92 %        3.70 %        7.20 %(b)
       After expense reimbursements and waived fees .......        1.50 %        1.50 %        1.50 %        0.00 %        0.31 %(b)

     Ratio of net investment income (loss) to average net assets
       Before expense reimbursements and waived fees ......       (1.07)%       (0.93)%       (1.34)%       (1.77)%       (4.45)%(b)
       After expense reimbursements and waived fees .......        0.24 %        0.17 %        0.08 %        1.94 %        2.44 %(b)

     Portfolio turnover rate ..............................      114.00 %       89.04 %       66.30 %       82.30 %       47.74 %


(a)  Total return does not reflect payment of a sales charge.
(b)  Annualized.



                                                                                                                         (Continued)

                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           INVESTOR CLASS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        For the
                                                                                                                      period from
                                                                                                                     April 7, 1995
                                                                                                                    (commencement of
                                                             Year ended    Year ended    Year ended    Year ended    operations) to
                                                              Nov. 30,      Nov. 30,      Nov. 30,      Nov. 30,        Nov. 30,
                                                                1999          1998          1997          1996           1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ......................      $13.96        $18.04        $13.96        $12.09        $11.07
     Income from investment operations
       Net investment (loss) income .......................       (0.11)        (0.09)        (0.05)         0.24          0.11
       Net realized and unrealized gain (loss)
         on investments ...................................        2.56         (1.67)         4.53          2.06          1.02
                                                             ----------    ----------    ----------    ----------    ----------
           Total from investment operations ...............        2.45         (1.76)         4.48          2.30          1.13
                                                             ----------    ----------    ----------    ----------    ----------
     Distributions to shareholders from
       Net investment income ..............................        0.00          0.00         (0.03)        (0.21)        (0.11)
       Distributions in excess of net investment income ...        0.00          0.00         (0.03)         0.00          0.00
       Net realized gain from investment transactions .....        0.00         (2.32)        (0.34)        (0.22)         0.00
                                                             ----------    ----------    ----------    ----------    ----------
           Total distributions ............................        0.00         (2.32)        (0.40)        (0.43)        (0.11)
                                                             ----------    ----------    ----------    ----------    ----------

Net asset value, end of period ............................      $16.41        $13.96        $18.04        $13.96        $12.09
                                                             ==========    ==========    ==========    ==========    ==========

Total return (a) ..........................................       17.55 %      (11.67)%       33.11 %       19.61 %       10.24 %
                                                             ==========    ==========    ==========    ==========    ==========

Ratios/supplemental data
     Net assets, end of period ............................  $1,031,661    $1,766,893    $1,873,942    $  746,136    $  550,814
                                                             ==========    ==========    ==========    ==========    ==========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees ......        3.56 %        3.35 %        3.71 %        4.45 %        7.18 %(b)
       After expense reimbursements and waived fees .......        2.25 %        2.25 %        2.25 %        0.00 %        1.06 %(b)

     Ratio of net investment income (loss) to average net assets
       Before expense reimbursements and waived fees ......       (1.82)%       (1.67)%       (2.10)%       (2.50)%       (4.23)%(b)
       After expense reimbursements and waived fees .......       (0.51)%       (0.57)%       (0.63)%        1.95 %        1.89 %(b)

     Portfolio turnover rate ..............................      114.00 %       89.04 %       66.30 %       82.30 %       47.74 %



(a)  Total return does not reflect payment of a sales charge.
(b)  Annualized.



See accompanying notes to financial statements


                         CAPITAL MANAGEMENT MID-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1999



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Capital Management Mid-Cap Fund (the "Fund"), formerly known as The Capital Management Equity Fund, is a diversified series of shares of beneficial interest of the Capital Management Investment Trust (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1994 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on January 27, 1995. The investment objective of the fund is to seek capital appreciation principally through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. The Fund has an unlimited number of $0.01 par value beneficial interest shares that are authorized, which are divided into two classes - Institutional Shares and Investor Shares. Only Institutional Shares were offered by the Fund prior to April 7, 1995.

         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Investor Class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Shares purchased are subject to a maximum sales charge of three percent. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying statements.

                                                                     (Continued)

                         CAPITAL MANAGEMENT MID-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1999



                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $2,644 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease undistributed net realized gain on investments.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending November 30.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Capital Management Associates, Inc. (the "Advisor"), provides the fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the first $100 million of the Fund's average daily net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.50% of the average daily net assets of the Fund's Institutional Class and a maximum of 2.25% of the average daily net assets of the Fund's Investor Class. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $67,423 ($0.17 per share) and reimbursed $21,045 of the operating expenses incurred by the Fund for the year ended November 30, 1999.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's first $50 million of average daily net assets, 0.100% of the next $50 million, and 0.075% of average daily net assets over $100 million as well as a monthly fee of $2,250 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting, and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.


                                                                     (Continued)

                         CAPITAL MANAGEMENT MID-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1999



         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Shields & Company, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of Investor Shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended November 30, 1999, the Distributor retained sales charges in the amount of $168.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.75% per annum of the Investor Shares' average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Shares in the Fund or support servicing of Investor Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Shares' average daily net assets. The Fund incurred $10,519 of such expenses under the Plan for the year ended November 30, 1999.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $6,902,859 and $7,697,225 respectively, for the year ended November 30, 1999.


NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

         For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term capital gain to its shareholders. The total $0.02 per share distributions for the year ended November 30, 1999, represents ordinary distributions. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Capital Management Investment Trust and Shareholders of Capital Management Mid-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Capital Management Mid-Cap Fund (the "Fund")(a portfolio of Capital Management Investment Trust), including the portfolio of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Management Mid-Cap Fund as of November 30, 1999, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the two years then ended, in conformity with generally accepted accounting principles.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

December 17, 1999

                       STATEMENT OF ADDITIONAL INFORMATION

                        CAPITAL MANAGEMENT SMALL-CAP FUND

                                 March 31, 2000

                                 A series of the
                       CAPITAL MANAGEMENT INVESTMENT TRUST

                       Capital Management Associates, Inc.
                                  140 Broadway
                            New York, New York 10005
                            Telephone 1-888-626-3863




                                TABLE OF CONTENTS

                                                                           PAGE

INVESTMENT OBJECTIVE AND POLICIES............................................ 2

INVESTMENT LIMITATIONS....................................................... 3

MANAGEMENT AND SERVICE PROVIDERS............................................. 5

ADDITIONAL INFORMATION ON PERFORMANCE........................................ 9

PORTFOLIO TRANSACTIONS...................................................... 10

SPECIAL SHAREHOLDER SERVICES................................................ 12

PURCHASE OF SHARES.......................................................... 13

REDEMPTION OF SHARES........................................................ 16

NET ASSET VALUE............................................................. 16

ADDITIONAL TAX INFORMATION.................................................. 16

CAPITAL SHARES AND VOTING................................................... 18

FINANCIAL STATEMENTS........................................................ 18

APPENDIX A...................................................................19




This Statement of Additional Information (the "SAI") is meant to be read in conjunction with the Prospectuses of the Capital Management Small-Cap Fund (the "Fund"), dated March 31, 2000, relating to the Fund's Institutional Shares and Investor Shares and hereby incorporates by reference the Prospectuses in their entirety. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectuses for the Investor Shares and Institutional Shares of the Fund and Annual Reports may be obtained at no charge by writing or calling the Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in each Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

The Capital Management Small-Cap Fund is a diversified series of the Capital Management Investment Trust (the "Trust"), a registered open-end management company. The Trust was organized on October 18, 1994, as a Massachusetts business trust. The primary investment strategies and risks of the Fund are described in the Prospectus for each class of shares of the Fund. In addition to the principal investment strategies discussed in the Fund's Prospectuses, the Fund may also employ the use of the financial instruments described below in order to achieve its objective. The strategies set forth below are not principle strategies of the Fund.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government obligations or corporate debt securities subject to repurchase agreements. A repurchase agreement involves the purchase by the Fund of a security (normally a U.S. Treasury obligation) and an agreement to resell the security at the same price, plus specified interest to the counter-party (normally a member bank of the Federal Reserve or a registered Government Securities dealer). Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund, Capital Management Associates, Inc., will consider the creditworthiness of the counter-parties with which it transacts these repurchase agreements. If the counter-party fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 15% of its net assets to be invested in repurchase agreements extending beyond seven days, to the extent such agreements are deemed illiquid securities.

MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes"). BANKER'S ACCEPTANCES are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured, interest bearing debt obligation of a bank. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P"), or if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings' power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments, and through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

The investments in illiquid securities may involve a high degree of business and financial risk and may result in substantial losses. Because of the illiquid nature of these securities, the Fund may take longer to liquidate these positions than would be the case for other more liquid securities. The Fund's investment in these illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their fair market value, the value of the Fund's net assets could be adversely affected.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FORWARD COMMITMENT & WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 33 1/3% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

3 Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies, and instrumentalities are not subject to this limitation);

4. Invest for the purpose of exercising control or management of another issuer;

5. Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein);

6. Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; or

9. Make loans of money or securities, except that the Fund may invest in repurchase agreements, money market instruments, and other debt securities.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1. Invest in securities of issuers that have a record of less than three years of continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2. Invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. Invest in the securities of any issuer if those Officers or Trustees of the Trust and those Officers and Directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

4. Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions at this time or during the coming year;

5.   Purchase  foreign  securities  other than  those  traded on  domestic  U.S.
     exchanges;

6. Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, or futures contracts or related options, except to the extent permitted by the Fund's Prospectus or Statement of Additional Information, as may be amended from time to time; or

7. Purchase or sell interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases), except to the extent permitted by the Fund's Prospectus or Statement of Additional Information, as may be amended from time to time.


                        MANAGEMENT AND SERVICE PROVIDERS

The Trust's Board of Trustees (the "Trustees") is responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund. This section of the Statement of Additional Information provides the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

TRUSTEES AND OFFICERS. Following are the Trustees and Officers of the Trust, their age, their present position with the Trust or the Fund, and their principal occupation during the past five years. Those Trustees who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor, are noted by an asterisk (*). Messrs. David V. Shields and Joseph V. Shields, Jr. are brothers.


--------------------------------------------------- ----------------------- ---------------------------------------------------
Name, Age, Position(s) with                         Position with           Principal Occupation(s)
Fund and/or Trust, and Address                      The Fund                During Past 5 Years
--------------------------------------------------- ----------------------- ---------------------------------------------------
Lucius E. Burch, III, 57                            Trustee                 Chairman and Chief Executive Officer
438 Rosemeade Lane                                                          Massey Burch Investment Group, Inc.
Naples, Florida  33999                                                      (venture capital firm)
                                                                            Nashville, Tennessee
--------------------------------------------------- ----------------------- ---------------------------------------------------
George S. Reichenbach, 70                           Trustee                 Managing Director
123 West Street                                                             Advent International Corporation
Carlisle, Massachusetts  01741                                                  (venture capital firm)
                                                                            Boston, Massachusetts
--------------------------------------------------- ----------------------- ---------------------------------------------------
Thomas A. Saunders, III, 62                         Trustee                 General Partner
667 Madison Avenue                                                          Saunders Karp & Company
21st Floor                                                                  (merchant bank)
New York, New York  10021                                                   New York, New York
--------------------------------------------------- ----------------------- ---------------------------------------------------
David V. Shields, 59                                Trustee*                Managing Director
140 Broadway                                                                Capital Management Associates, Inc.
New York, New York  10005                                                   (Advisor to the Fund)
                                                                            New York, New York;
                                                                            Managing Director
                                                                            Shields & Company
                                                                            (Distributor of the Fund)
                                                                            New York, New York
--------------------------------------------------- ----------------------- ---------------------------------------------------
Joseph V. Shields, Jr., 60                          Chairman & Trustee*     Chairman and Chief Executive Officer
140 Broadway                                                                Capital Management Associates, Inc.
New York, New York  10005                                                   (Advisor to the Fund)
                                                                            New York, New York;
                                                                            Managing Director
                                                                            Shields & Company
                                                                            (Distributor to the Fund)
                                                                            New York, New York
--------------------------------------------------- ----------------------- ---------------------------------------------------
Anthony J. Walton  56                               Trustee                 Chief Executive Officer
230 Park Avenue                                                             Armstrong Holdings Corporation
Suite 1440                                                                  (investment and corporate finance advisory firm)
New York, New York  10169                                                   New York, New York, since 1995;
                                                                            Vice Chairman
                                                                            Petsec Energy, Inc.
                                                                            (exploration and production company), Sydney,
                                                                               Australia, and Lafayette, Louisiana, since
                                                                               1995; previously
                                                                            Chief Executive Officer
                                                                            Llama Company
                                                                            Fayetteville, Arkansas
--------------------------------------------------- ----------------------- ---------------------------------------------------
C. Frank Watson, III, 29                            Secretary               President
105 North Washington Street                                                 The Nottingham Company
Rocky Mount, North Carolina 27802                                           (Administrator to the Fund)
                                                                            Rocky Mount, North Carolina
--------------------------------------------------- ----------------------- ---------------------------------------------------
Julian G. Winters, 31                               Treasurer               Legal and Compliance Director
105 North Washington Street                                                 The Nottingham Company
Rocky Mount, North Carolina 27802                                           (Administrator to the Fund)
                                                                            Rocky Mount, North Carolina since 1996; previously
                                                                            Operations Manager, Tar Heel
                                                                            Medical, Nashville, North Carolina
--------------------------------------------------- ----------------------- ---------------------------------------------------
Joseph A. Zock, 45                                  Vice-President          Senior Vice President
140 Broadway                                                                Capital Management Associates, Inc.
New York, New York  10005                                                   (Advisor to the Fund)
                                                                            New York, New York
--------------------------------------------------- ----------------------- ---------------------------------------------------


COMPENSATION. Trustees and Officers of the Trust who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Other Trustees will receive $2,000 each year plus $250 per fund per meeting attended in person and $100 per fund per meeting attended by telephone. The Trust will also reimburse each Trustee for his or her travel and other expenses relating to attendance at such meetings.*

------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
                                                                                                     Total Compensation From

                                Aggregate                                     Estimated Annual       Fund and Fund Complex
                                Compensation         Pension or Retirement    Benefits Upon          Paid to Directors
Name of Person                  From the Fund        Benefits                 Retirement
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
Lucius E. Burch, III            $2,200               None                     None                   $4,600
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
George S. Reichenbach           $1,450               None                     None                   $3,100
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
Thomas A. Saunders, III         $2,350               None                     None                   $4,800
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
David V. Shields                None                 None                     None                   None
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
Joseph V. Shields, Jr.          None                 None                     None                   None
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
Anthony J. Walton               $2,450               None                     None                   $5,100
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------

*Figures are for the fiscal period ended November 30, 1999.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of March 17, 2000, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the Fund as of March 17, 2000.

                              INSTITUTIONAL SHARES

--------------------------------------------------------------------------------
Name and Address of                   Amount and Nature of
BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP            PERCENT
--------------------------------------------------------------------------------
Alex Brown LLC                          17,519.271 shares            68.474%*
fbo Parker Trust
P.O. Box 1346
Baltimore, Maryland  21203

Capital Management Associates, Inc.      8,056.891 shares            31.490%*
140 Broadway
New York, New York  10005
Baltimore, Maryland  21203



                                INVESTOR SHARES

--------------------------------------------------------------------------------
Name and Address of                  Amount and Nature of
BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP           PERCENT
--------------------------------------------------------------------------------


Capital Management Associates, Inc.      5,264.212 shares           100.000%*
140 Broadway
New York, New York  10005
Baltimore, Maryland  21203

* Deemed a "control person" of the Fund as defined by applicable SEC regulations.

INVESTMENT ADVISOR. Information about Capital Management Associates, Inc. (the "Advisor"), 140 Broadway, New York, New York 10005 and its duties and compensation as Advisor is contained in the Prospectus. The Advisor supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

As compensation for its services to the Fund, the Advisor will receive a monthly management fee based on the Fund's daily net assets at the annual rate of 1.00% of the first $100 million of the Fund's net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over 500 million. For the fiscal period ended November 30, 1999, the Advisor waived all of its investment advisory fees of $1,608 and reimbursed $84,291 of the Fund's expenses.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; from a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Agreement.

The employees of the Advisor control the Advisor. Affiliates of the Advisor also control the Distributor.

ADMINISTRATOR. The Trust has entered into a Fund Accounting and Compliance Administration Agreement with The Nottingham Company (the "Administrator"), 105 North Washington Street, Post Box 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a fund administration fee at the following annual rates: on the first $50 million of the Fund's net assets, 0.20%; on the next $50 million, 0.175%; on all assets over $100 million, 0.15%. In addition, the Administrator currently receives a monthly fund accounting fee of $2,000 for the first class of the Fund and $750 for each additional class of the Fund for accounting and recordkeeping services for the Fund. The Administrator charges a minimum fee of $4,000 per month for all of its fees taken in the aggregate, analyzed monthly. For the fiscal period ended November 30, 1999, the Administrator received $30,123 (after waivers of $1,519) in such fees. The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state, and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the Officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator also provides certain accounting and pricing services for the Fund.

TRANSFER AGENT. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $750 per month. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

DISTRIBUTOR. Shields & Company (the "Distributor") is the principal underwriter and distributor of Fund shares pursuant to a Distribution Agreement with the Trust. The Distributor, which is affiliated with the Advisor, serves as exclusive agent for the distribution of the shares of the Fund. The Distributor may sell such shares to or through qualified securities dealers or others. The Distributor receives commissions consisting of that portion of the sales charge for Investor Shares remaining after the discounts which it allows to dealers. For the fiscal period ended November 30, 1999, no sales charges were paid on the sale of Investor Shares.

J.V. Shields, Jr. and David V. Shields, affiliated persons of the Fund, are also affiliated persons of the Advisor and the Distributor.

The Fund has adopted an Amended and Restated Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act for the Investor Shares (see "Management of the Fund - Distribution Plan" in the Prospectus for the Investor Shares). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) has been approved by the Board of Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement. It is expected that the Plan will be approved by shareholders at a shareholder meeting to be held on April 27, 2000.

Potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Board of Trustees annually.

Under the Plan, the Fund may expend up to 0.75% of the Investor Shares' average daily net assets annually to finance any activity primarily intended to result in the sale of Investor Shares and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells Investor Shares may not exceed 0.25% of the Investor Shares' average annual net asset value. For the fiscal period ended November 30, 1999, the Fund incurred distribution and service fees under the Plan in the amount of $375.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Fund with respect to Investor Shares regardless of the level of expenditures by the Distributors. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributors have indicated that they expect their expenditures to include, without limitation: (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports for prospective Contract owners with respect to the Investor Shares of the Fund; (b) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Investor Shares of the Fund; (c) holding seminars and sales meetings designed to promote the distribution of Fund Investor Shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Fund investment objectives and policies and other information about the Fund and its Funds, including the performance of the Funds; (e) training sales personnel regarding the Investor Shares of the Fund; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Investor Shares.

CUSTODIAN. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request, and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

INDEPENDENT AUDITORS. The Board of Trustees of the Trust has selected the firm of Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540, to serve as independent auditors for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

Independent auditors audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. Dechert Price & Rhoads serves as legal counsel to the Trust and the Fund.

CODE OF ETHICS. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The Fund computes the "average annual total return" of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

          P(1+T)n = ERV

 Where:   T   =    average annual total return.
         ERV  =    ending  redeemable  value at the end of the  period
                   covered by the  computation of a hypothetical  $1,000
                   payment made at the beginning of the period.

          P   =    hypothetical  initial  payment of $1,000 from which
                   the maximum sales load is deducted.

          n   =    period covered by the computation, expressed in terms
                   of years.

The Fund may als compute the aggregate total return of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The Fund may also measure its performance against the Lipper Growth Fund Index, which ranks the performance of mutual funds that have an objective of growth of capital. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Fund may occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. The Fund may compare its performance to other reports of the performance of managed accounts of the Advisor, such as the Capital Management Mid-Cap Fund, another series of the Trust. Of course, there can be no assurance the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The cumulative total return for the Institutional Shares of the Fund since commencement of operations of the Institutional Shares (January 12, 1999) through the fiscal period ended November 30, 1999 was 26.57%.

The cumulative total return for the Investor Shares of the Fund since commencement of operations of the Investor Shares (January 12, 1999) through the fiscal period ended November 30, 1999 was 21.98%. This quotation assumes that the maximum 3% sales load was deducted from the initial investment. Without reflecting the effects of the maximum 3% sales load, the cumulative total return for the Investor Shares since commencement of operations through the fiscal period ended November 30, 1999 was 25.75%.

These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time, the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose, from time to time, information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries; general summaries of groups of stocks or bonds and their comparative earnings and yields; or broad overviews of the stock, bond, and government securities markets; and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Advisor exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor, an affiliate of the Advisor) if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal period ended November 30, 1999, the Fund paid brokerage commissions of $1,267. For the same period, transactions in which the Fund used the Distributor as broker involved 100% of the aggregate dollar amount of transactions involving the payment of commissions and 100% of the aggregate brokerage commissions paid by the Fund.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more for Investor Shares and $250,000 or more for Institutional Shares may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund. If the shareholder prefers to receive his/her systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized Officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-888-626-3863 or by writing to:

                        CAPITAL MANAGEMENT SMALL-CAP FUND

                           c/o NC Shareholder Services
                           107 North Washington Street

                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Determining the Fund's Net Asset Value" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown above. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, Social Security or Taxpayer Identification Number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. Net asset value per share is calculated for purchases and redemptions of shares of the Fund by dividing the value of total Fund assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or to waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. In keeping with this purpose, a reduced minimum initial investment of $1,000 applies to Trustees, Officers, and employees of the Fund; the Advisor and certain parties related thereto; including clients of the Advisor or any sponsor, Officer, committee member thereof, or the immediate family of any of them. The Fund may also sell shares at net asset value without a sales charge to such persons. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

SALES CHARGES. The public offering price of Investor Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

------------------------------------- ------------------------- ------------------------- -----------------------------------
                                                                                             Sales Dealers Discounts and

  Amount of Transaction At Public        Charge As % of Net       Sales Charge As % of      Brokerage Commissions as % of
           Offering Price                 Amount Invested        Public Offering Price          Public Offering Price
------------------------------------- ------------------------- ------------------------- -----------------------------------
         Less than $250,000                    3.09%                     3.00%                          2.80%
------------------------------------- ------------------------- ------------------------- -----------------------------------
  $250,000 but less than $500,000              2.56%                     2.50%                          2.30%
------------------------------------- ------------------------- ------------------------- -----------------------------------
          $500,000 or more                     2.04%                     2.00%                          1.80%
------------------------------------- ------------------------- ------------------------- -----------------------------------

From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES

      CONCURRENT PURCHASES. For purposes of qualifying for a lower sales charge for Investor Shares, investors have the privilege of combining concurrent purchases of the Fund and one or more future series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in one of the future series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $250,000, and Investor Shares in the Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

      RIGHTS OF ACCUMULATION. Pursuant to the right of accumulation, investors are permitted to purchase Investor Shares at the public offering price applicable to the total of (a) the total public offering price of the Investor Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

      LETTERS OF INTENT. Investors may qualify for a lower sales charge for Investor Shares by executing a letter of intent. A letter of intent allows an investor to purchase Investor Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying this Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

      REINVESTMENTS. Investors may reinvest, without a sales charge, proceeds from a redemption of Investor Shares in Investor Shares or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other class of shares charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the class to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

      PURCHASES BY RELATED PARTIES AND GROUPS. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account, or a Trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive Officer, Director or Partner of such company or of a related party; and (v) any partnership of which such company is a partner.

      SALES AT NET ASSET VALUE. The Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees; Officers; and employees of the Trust, Fund, and Advisor; and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor. Clients of investment advisors and financial planners may also purchase Investor Shares at net asset value if the investment advisor or financial planner has made arrangements to permit them to do so with the Distributor. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

EXCHANGE FEATURE

Investors may exchange shares of the Fund for shares of any other comparable series of the Trust. Shares of the Fund may be exchanged at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place, and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional Shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice. The Board of Trustees of the Trust also reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "NYSE") is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the Securities and Exchange Commission (the "Commission"); (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the Commission may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

In addition to the situations described in the Prospectus under "How to Redeem Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                                 NET ASSET VALUE

The net asset value per share of each class of Shares of the Fund is determined at the time trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of each class of Shares of the Fund will not be calculated.

The net asset value per share of each class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income; realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments; any funds or payments derived from any reinvestment of such proceeds; and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular class of the Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that class of Shares. Certain other expenses attributable to a particular class of Shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of Shares if such expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than other classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the classes of the Fund are conclusive.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of 60 days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

                           ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Code. The Fund intends to qualify and to remain qualified as a regulated investment company. To so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends; interest; payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies; and other income derived with respect to the Fund's business of investing in such stock, securities, or currencies. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The Fund will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded to regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct Taxpayer Identification Number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

Under current tax law, certain types of expenses incurred by the Fund must be proportionately allocated as additional income to shareholders. As a result, the amounts reportable by the Fund as taxable income, if any, may exceed the dividends actually paid. Such proportionate allocation of Fund expenses, if any, will be identified when tax information is distributed by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

The Trust's Declaration of Trust currently authorizes the issuance of shares in two series: the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund. Each series of shares are divided into two classes ("Institutional Shares" and "Investor Shares") as described in the Prospectus. Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire; and (2) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders. Shareholders holding not less than 10% of the shares then outstanding may require the Trustees to call a meeting, and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

                              FINANCIAL STATEMENTS

The audited financial statements for the fiscal period ended November 30, 1999, including the financial highlights appearing in the Fund's Annual Report to Shareholders, are incorporated by reference and made a part of this document.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund will normally be at least 90% invested in equities. As a temporary defensive position, however, when the Advisor determines that market conditions warrant such investments, the Fund may invest up to 100% of its assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments ("Investment-Grade Debt Securities"). When the Fund invests in Investment-Grade Debt Securities as a temporary defensive measure, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market instruments as described in the Prospectus. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S RATINGS GROUP. The following summarizes the highest four ratings used by Standard & Poor's Ratings Group ("S&P") for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and to repay principal.

         AA - Debt rated AA is considered to have a very strong capacity to pay interest and to repay principal and differs from AAA issues only in a small degree.

         A - Debt rated A has a strong capacity to pay interest and to repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and to repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC. The following summarizes the highest four ratings used by Moody's Investors Service, Inc., ("Moody's") for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper-medium-grade obligation. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Debt which is rated Baa is considered as a medium-grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and, in fact, has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A, and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

The Advisor does not consider bonds that are rated Ba, B, Caa, Ca, or C by Moody's Investment-Grade Debt Securities. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds that are rated Caa are of poor standing. Such securities may be in default, or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable-rate, demand obligations:

         MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

DUFF & PHELPS CREDIT RATING CO. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

         BBB - Bonds  rated BBB have  below-average  protection  factors but are
         still   considered   sufficient  for  prudent   investment.   There  is
         considerable variability in risk during economic cycles.

Bonds rated BB, B, and CCC by D&P are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and to make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1, and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

FITCH INVESTORS SERVICE, INC. The following summarizes the highest four ratings used by Fitch Investors Service, Inc., ("Fitch") for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and to repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and to repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and to repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and to repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B, and CCC by Fitch are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and to make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments, and commercial paper:

         F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

         F-2 - Instruments assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

________________________________________________________________________________



                        CAPITAL MANAGEMENT SMALL-CAP FUND


________________________________________________________________________________



               a series of the Capital Management Investment Trust






                               Annual Report 1999


                         FOR THE YEAR ENDED NOVEMBER 30






                               INVESTMENT ADVISOR
                       Capital Management Associates, Inc.
                                  140 Broadway
                            New York, New York 10005



                        CAPITAL MANAGEMENT SMALL-CAP FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-888-626-3863

                          CAPITAL MANAGEMENT ASSOCIATES
                                  INCORPORATED

                        140 BROADWAY NEW YORK, N.Y. 10005



INVESTMENT ADVISORS                                          TEL: (212) 320-2000
                                                             FAX: (212) 320-2040


Dear Fellow Shareholders:

         The year 1999 marked the beginning of the Capital Management Small-Cap Fund, and I am pleased to report that your fund is off to a rousing start with a total return of 32.2% for investor shares for the period January 12, 199, through December 31, 1999.

         Looking ahead, we expect stock markets in general to be tugged back and forth by continued above-average corporate earnings on the plus side and by the fear of higher interest rates on the negative side. No doubt, small-stock shares will participate in these moves, as recent volatility has shown. The good news remains, however, that relative valuations in the small-stock sector are still near historic lows, even after the rally of 1999. In other word, while the road may be bumpy in the near term, the one- to two-year outlook for small-company investments is excellent.

         Thank you for your support in our initial year, and we look forward to serving you in the future.


                                           C. Lennis Koontz, II, CFA
                                           President
                                           January 4, 2000

                       CAPITAL MANAGEMENT SMALL-CAP FUND
                              INSTITUTIONAL SHARES

                    Performance Update - $250,000 Investment

       For the period from January 12, 1999 (Commencement of Operations)
                              to November 30, 1999


-----------------------------------------------------
                Institutional    S&P 600 Small-Cap
                   Shares              Index
-----------------------------------------------------

 12-Jan-99        $250,000           $250,000
 31-Jan-99         259,554            247,859
 28-Feb-99         250,227            225,531
 31-Mar-99         249,090            228,446
 30-Apr-99         271,383            243,534
 31-May-99         286,397            249,462
 30-Jun-99         303,458            263,659
 31-Jul-99         306,415            261,345
 31-Aug-99         299,136            249,843
 30-Sep-99         301,183            250,906
 31-Oct-99         308,917            250,276
 30-Nov-99         316,424            260,905


This graph depicts the performance of the Capital Management Small-Cap Fund Institutional Shares versus the S&P 600 Small-Cap Index. It is important to note that the Capital Management Small-Cap Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


Cumulative Total Return

-------------------------
      Since 1/12/99
-------------------------
         26.57%
-------------------------


The graph assumes an initial $250,000 investment at January 12, 1999. All dividends and distributions are reinvested.

At November 30, 1999, the value of the Capital Management Small-Cap Fund Institutional Shares would have grown to $316,424 - total investment return of 26.57% since January 12, 1999.

At November 30, 1999, a similar investment in the S&P 600 Small-Cap Index would have grown to $260,905 - total investment return of 4.36% since January 12, 1999.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                       CAPITAL MANAGEMENT SMALL-CAP FUND
                                INVESTOR SHARES

                    Performance Update - $10,000 Investment

       For the period from January 12, 1999 (Commencement of Operations)
                              to November 30, 1999


-----------------------------------------------------
                     Investor     S&P 600 Small-Cap
                      Shares            Index
-----------------------------------------------------

 12-Jan-99           $ 9,700           $10,000
 31-Jan-99            10,062             9,914
 28-Feb-99             9,691             9,021
 31-Mar-99             9,647             9,138
 30-Apr-99            10,503             9,741
 31-May-99            11,077             9,978
 30-Jun-99            11,730            10,546
 31-Jul-99            11,836            10,454
 31-Aug-99            11,545             9,994
 30-Sep-99            11,615            10,036
 31-Oct-99            11,907            10,011
 30-Nov-99            12,198            10,436


This graph depicts the performance of the Capital Management Small-Cap Fund Investor Shares versus the S&P 600 Small-Cap Index. It is important to note that the Capital Management Small-Cap Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


Cumulative Total Return

-------------------------   ----------------
      No Sales Load              25.75%
-------------------------   ----------------
 Maximum 3.0% Sales Load         21.98%
-------------------------   ----------------


The graph assumes an initial $10,000 investment at January 12, 1999 ($9,700 after maximum sales load of 3.0%). All dividends and distributions are reinvested.

At November 30, 1999, the value of the Capital Management Small-Cap Fund Investor Shares would have grown to $12,198 - total investment return of 21.98% since January 12, 1999. Without the deduction of the 3.0% maximum sales load, the value of the Capital Management Small-Cap Fund Investor Shares would have grown to $12,575 - total investment return of 25.75% since January 12, 1999. The sales load may be reduced or eliminated for larger purchases.

At November 30, 1999, a similar investment in the S&P 600 Small-Cap Index would have grown to $10,436 - total investment return of 4.36% since January 12, 1999.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                        Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 76.98%

       Broadcast - Radio & Television - 1.71%
         (a)Cox Radio, Inc. ..........................................................                     50               $  3,800
                                                                                                                            --------

       Chemicals - 2.15%
            MacDermid, Incorporated ..................................................                    125                  4,758
                                                                                                                            --------

       Computer Software & Services - 5.90%
         (a)Digi International Inc. ..................................................                    150                  2,419
         (a)MICROS Systems, Inc. .....................................................                    100                  5,056
         (a)Proxim, Inc. .............................................................                    100                  5,600
                                                                                                                            --------
                                                                                                                              13,075
                                                                                                                            --------
       Electrical Equipment - 2.21%
            Baldor Electric Company ..................................................                    250                  4,891
                                                                                                                            --------

       Electronics - Semiconductor - 12.93%
         (a)Brooks Automation, Inc. ..................................................                    200                  5,450
         (a)Burr-Brown Corporation ...................................................                    100                  4,431
         (a)Credence Systems Corporation .............................................                    100                  5,794
            Helix Technology Corporation .............................................                    100                  4,048
         (a)Novellus Systems, Inc. ...................................................                     50                  4,106
         (a)Photronics, Inc. .........................................................                    200                  4,825
                                                                                                                            --------
                                                                                                                              28,654
                                                                                                                            --------
       Entertainment - 1.89%
         (a)Pixar, Inc. ..............................................................                    100                  4,200
                                                                                                                            --------

       Financial - Banks, Commercial - 8.20%
            Carolina First Corporation ...............................................                    200                  4,087
            Cullen/Frost Bankers, Inc. ...............................................                    150                  4,256
            FirstMerit Corporation ...................................................                    150                  3,895
            JSB Financial, Inc. ......................................................                    100                  5,925
                                                                                                                            --------
                                                                                                                              18,163
                                                                                                                            --------
       Forest Production & Paper - 2.15%
            Pope & Talbot, Inc. ......................................................                    400                  4,775
                                                                                                                            --------

       Household Products & Housewares - 2.53%
            Church & Dwight Co., Inc. ................................................                    200                  5,600
                                                                                                                            --------

       Insurance - Life & Health - 1.57%
            Hooper Holmes, Inc. ......................................................                    150                  3,488
                                                                                                                            --------


                                                                                                                         (Continued)


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                        Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Leisure Time - 2.05%
         (a)The Topps Company, Inc. ..................................................                    400               $  4,550
                                                                                                                            --------

       Machine - Construction & Mining - 3.51%
         (a)Astec Industries, Inc. ...................................................                    200                  4,975
         (a)Terex Corporation ........................................................                    100                  2,800
                                                                                                                            --------
                                                                                                                               7,775
                                                                                                                            --------
       Office & Business Equipment - 2.09%
            John H. Harland Company ..................................................                    250                  4,641
                                                                                                                            --------

       Oil & Gas - Equipment & Services - 6.14%
         (a)R&B Falcon Corporation ...................................................                    400                  4,950
         (a)Rowan Companies, Inc. ....................................................                    250                  4,281
         (a)Veritas DGC Inc. .........................................................                    300                  4,369
                                                                                                                            --------
                                                                                                                              13,600
                                                                                                                            --------
       Oil & Gas - Exploration - 5.15%
            Cabot Oil & Gas Corporation ..............................................                    250                  3,828
            EOG Resources, Inc. ......................................................                    200                  3,712
         (a)Newfield Exploration Company .............................................                    150                  3,872
                                                                                                                            --------
                                                                                                                              11,412
                                                                                                                            --------
       Real Estate Investment Trust - 1.44%
            Crown American Realty Trust ..............................................                    500                  3,188
                                                                                                                            --------

       Restaurants & Food Service - 5.63%
         (a)NPC International, Inc. ..................................................                    400                  5,050
         (a)Ryan's Family Steak Houses, Inc. .........................................                    400                  3,950
         (a)Taco Cabana, Inc. ........................................................                    400                  3,475
                                                                                                                            --------
                                                                                                                              12,475
                                                                                                                            --------
       Retail - Apparel - 1.81%
            Spiegel, Inc. ............................................................                    500                  4,000
                                                                                                                            --------

       Utilities - Electric - 1.47%
            Cleco Corporation ........................................................                    100                  3,262
                                                                                                                            --------

       Utilities - Gas - 2.65%
            South Jersey Industries, Inc. ............................................                    200                  5,863
                                                                                                                            --------



                                                                                                                         (Continued)

                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                        Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Utilities - Water - 3.80%
            Connecticut Water Service, Inc. ..........................................                    100               $  3,400
            United Water Resources Inc. ..............................................                    150                  5,025
                                                                                                                            --------
                                                                                                                               8,425
                                                                                                                            --------

            Total Common Stocks (Cost $157,331) ...............................................................              170,595
                                                                                                                            --------

INVESTMENT COMPANIES - 10.03%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares .................................                 11,119                 11,119
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares ...........................                 11,118                 11,118
                                                                                                                            --------

            Total Investment Companies (Cost $22,237) ..........................................................              22,237
                                                                                                                            --------


Total Value of Investments (Cost $179,568 (b)) ............................................             87.01%              $192,832
Other Assets Less Liabilities .............................................................             12.99%                28,776
                                                                                                       ------               --------
       Net Assets .........................................................................            100.00%              $221,608
                                                                                                       ======               ========



       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

            Unrealized appreciation ..........................................................................             $ 20,299
            Unrealized depreciation ..........................................................................               (7,035)
                                                                                                                           --------

                            Net unrealized appreciation                                                                    $ 13,264
                                                                                                                           ========














See accompanying notes to financial statements


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                          November 30, 1999


ASSETS
       Investments, at value (cost $179,568) ...............................................................                $192,832
       Cash ................................................................................................                  42,162
       Income receivable ...................................................................................                     249
       Due from advisor (note 2) ...........................................................................                   7,293
                                                                                                                            --------

            Total assets ...................................................................................                 242,536
                                                                                                                            --------

LIABILITIES
       Accrued expenses ....................................................................................                  20,928
                                                                                                                            --------


NET ASSETS .................................................................................................                $221,608
                                                                                                                            ========

NET ASSETS CONSIST OF
       Paid-in capital .....................................................................................                $180,052
       Undistributed net realized gain on investments ......................................................                  28,292
       Net unrealized appreciation on investments ..........................................................                  13,264
                                                                                                                            --------
                                                                                                                            $221,608
                                                                                                                            ========

INSTITUTIONAL CLASS
       Net asset value, offering and redemption price per share ............................................                  $13.91
            ($158,754 / 11,411 shares outstanding)                                                                          ========


INVESTOR CLASS
       Net asset value, offering and redemption price per share ............................................                  $13.82
            ($62,854 / 4,550 shares outstanding)                                                                            ========

       Maximum offering price per share (100 / 97% of $13.82) ..............................................                  $14.25
                                                                                                                            ========















See accompanying notes to financial statements


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                       STATEMENT OF OPERATIONS

                                                    Period from January 12, 1999
                                                    (commencement of operations)
                                                        to November 30, 1999


INVESTMENT LOSS

       Income
            Dividends .......................................................................................              $  2,165
                                                                                                                           --------

       Expenses
            Investment advisory fees (note 2) ...............................................................                 1,608
            Fund administration fees (note 2) ...............................................................                   201
            Distribution and service fees - Investor Class (note 3) .........................................                   375
            Custody fees ....................................................................................                 3,783
            Registration and filing administration fees (note 2) ............................................                   522
            Fund accounting fees (note 2) ...................................................................                31,441
            Audit fees ......................................................................................                10,100
            Legal fees ......................................................................................                 6,668
            Securities pricing fees .........................................................................                 2,524
            Shareholder recordkeeping fees ..................................................................                 7,500
            Other accounting fees (note 2) ..................................................................                10,346
            Shareholder servicing expenses ..................................................................                 1,470
            Registration and filing expenses ................................................................                 1,759
            Printing expenses ...............................................................................                 3,518
            Trustee fees and meeting expenses ...............................................................                 7,000
            Other operating expenses ........................................................................                 1,393
                                                                                                                           --------

                  Total expenses ............................................................................                90,208
                                                                                                                           --------

                  Less:
                       Expense reimbursements (note 2) ......................................................               (84,291)
                       Investment advisory fees waived (note 2) .............................................                (1,608)
                       Other accounting fees waived (note 2) ................................................                (1,519)
                                                                                                                           --------

                  Net expenses ..............................................................................                 2,790
                                                                                                                           --------

                       Net investment loss ..................................................................                  (625)
                                                                                                                           --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions .......................................................                28,917
       Increase in unrealized appreciation on investments ...................................................                13,264
                                                                                                                           --------

            Net realized and unrealized gain on investments .................................................                42,181
                                                                                                                           --------

                  Net increase in net assets resulting from operations ......................................              $ 41,556
                                                                                                                           ========






See accompanying notes to financial statements


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                 STATEMENT OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Period ended
                                                                                                                        November 30,
                                                                                                                          1999 (b)
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

       Operations
              Net investment loss .............................................................................           $    (625)
              Net realized gain from investment transactions ..................................................              28,917
              Increase in unrealized appreciation on investments ..............................................              13,264
                                                                                                                          ---------

                   Net increase in net assets resulting from operations .......................................              41,556
                                                                                                                          ---------

       Capital share transactions
              Increase in net assets resulting from capital share transactions (a) ............................             180,052
                                                                                                                          ---------

                        Total increase in net assets ..........................................................             221,608

NET ASSETS

       Beginning of period ....................................................................................                   0
                                                                                                                          ---------

       End of period ..........................................................................................           $ 221,608
                                                                                                                          =========



(a) A summary of capital share activity follows:
                                                                                                   --------------------------------
                                                                                                              Period ended
                                                                                                          November 30, 1999 (b)

                                                                                                       Shares                Value
                                                                                                   --------------------------------
--------------------------
   INSTITUTIONAL CLASS
--------------------------
Shares sold ............................................................................                11,411            $ 130,052
Shares redeemed ........................................................................                     0                    0
                                                                                                     ---------            ---------
       Net increase ....................................................................                11,411            $ 130,052
                                                                                                     =========            =========


--------------------------
      INVESTOR CLASS
--------------------------
Shares sold ............................................................................                 4,550            $  50,000
Shares redeemed ........................................................................                     0                    0
                                                                                                     ---------            ---------
       Net increase ....................................................................                 4,550            $  50,000
                                                                                                     =========            =========








(b) For the period beginning January 12, 1999 (commencement of operations) to November 30, 1999.








See accompanying notes to financial statements


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Institutional           Investor
                                                                                                  Class                Class
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Period ended          Period ended
                                                                                              November 30,          November 30,
                                                                                                1999 (a)              1999 (a)
                                                                                             --------------        -------------

Net asset value, beginning of period ................................................             $10.99                $10.99

     Income from investment operations
        Net investment loss .........................................................              (0.01)                (0.10)
        Net realized and unrealized gain on investments .............................               2.93                  2.93
                                                                                                --------              --------
            Total from investment operations ........................................               2.92                  2.83
                                                                                                --------              --------

Net asset value, end of period ......................................................             $13.91                $13.82
                                                                                                ========              ========

Total return (b) ....................................................................              26.57 %               25.75 %
                                                                                                ========              ========

Ratios/supplemental data
     Net assets, end of period ......................................................           $158,754              $ 62,854
                                                                                                ========              ========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees ...............................              55.71 % (c)           56.45 % (c)
        After expense reimbursements and waived fees ................................               1.50 % (c)            2.25 % (c)

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees ...............................             (54.36)% (c)          (55.11)% (c)
        After expense reimbursements and waived fees ................................              (0.15)% (c)           (0.91)% (c)

     Portfolio turnover rate ........................................................             145.58 %              145.58 %



(a) For the period beginning January 12, 1999 (commencement of operations) to November 30, 1999.

(b) Total return does not reflect payment of a sales charge.

(c) Annualized.










See accompanying notes to financial statements


                        CAPITAL MANAGEMENT SMALL-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1999


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Capital Management Small-Cap Fund (the "Fund") is a diversified series of shares of beneficial interest of the Capital Management Investment Trust (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1994 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on January 12, 1999. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. The Fund pursues its investment objective by investing primarily in equity securities of small-capitalization ("small-cap") companies. The Fund considers a small-cap company to be one that has market capitalization, measured at the time the Fund purchases the security, within the range of $100 million to $1 billion. The Fund has an unlimited number of $0.01 par value beneficial interest shares that are authorized, which are divided into two classes - Institutional Shares and Investor Shares.

         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Investor Class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Shares purchased are subject to a maximum sales charge of three percent. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying statements.

                                                                     (Continued)

                        CAPITAL MANAGEMENT SMALL-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1999



                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $625 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease undistributed net realized gain on investments.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending November 30.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Capital Management Associates, Inc. (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the first $100 million of the Fund's average daily net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.50% of the average daily net assets of the Fund's Institutional Class shares and a maximum of 2.25% of the average daily net assets of the Fund's Investor Class shares. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $1,608 ($0.11 per share) and reimbursed $84,291 of the operating expenses incurred by the Fund for the period ended November 30, 1999.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's first $50 million of average daily net assets, 0.10% of the next $50 million, and 0.075% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,000 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting, and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities. The Administrator has voluntarily waived a portion of its fees amounting to $1,519 ($0.10 per share) for the period ended November 30, 1999.

                                                                     (Continued)

                        CAPITAL MANAGEMENT SMALL-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1999



         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Shields & Company, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of Investor Shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended November 30, the Distributor did not retain any sales charges.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.75% per annum of the Investor Class Shares' average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares in the Fund or support servicing of Investor Class Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class Shares' average daily net assets. The Fund incurred $375 of such expenses for the period ended November 30, 1999.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $360,026 and $231,612, respectively, for the period ended November 30, 1999.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Capital Management Investment Trust and Shareholders of Capital Management Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Capital Management Small-Cap Fund(the "Fund") (a portfolio of Capital Management Investment Trust), including the portfolio of investments, as of November 30, 1999, and the related statements of operations and of changes in net assets and the financial highlights for the period from January 12, 1999 (commencement of operations) to November 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Management Small-Cap Fund as of November 30 1999, the results of its operations, the changes in its net assets and the financial highlights for the period from January 12, 1999 to November 30, 1999, in conformity with generally accepted accounting principles.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

December 17, 1999

                                     PART C
                                     ======

                                    FORM N1-A

                                OTHER INFORMATION


ITEM 23.  Exhibits
          --------

(a)      Declaration of Trust.^1

(b)      By-Laws.^1

(c) Certificates for shares are not issued. Articles V, VI, VII, IX, and X of the Declaration of Trust, previously filed as Exhibit (a)(1) hereto, define the rights of holders of Shares.^1

(d) Amended and Restated Investment Advisory Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc., as Advisor.^4

(e)      Amended  and  Restated  Distribution   Agreement  between  the  Capital
         Management Investment Trust and Shields & Company, as Distributor.^4

(f)      Not Applicable.

(g) Custodian Agreement between the Capital Management Investment Trust and First Union National Bank of North Carolina, as Custodian.^3

(h)(1) Fund Accounting and Compliance Administration Agreement between the Capital Management Investment Trust and The Nottingham Company, Inc., as Administrator.^4

(h)(2) Dividend Disbursing and Transfer Agent Agreement between the Capital Management Investment Trust and NC Shareholder Services, LLC, as Transfer Agent.^4

(h)(3) Expense Limitation Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc.

(h)(4) Form of Expense Limitation Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc. with regards to the Capital Management Mid-Cap Fund.^5

(h)(5) Form of Expense Limitation Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc. with regards to the Capital Management Small-Cap Fund.^5

(i)(1) Opinion and Consent of Dechert Price & Rhoads, Counsel, regarding the legality of the securities registered.^1

(i)(2)   Consent of Dechert Price & Rhoads.

(j)      Consent of Deloitte & Touche LLP, Independent Public Accountants.

(k)      Not applicable.

(l)      Initial Capital Agreement.^1

(m)(1)   Distribution   Plan  under  Rule  12b-1  for  the  Capital   Management
         Investment Trust.^1

(m)(2) Form of Amended and Restated Distribution Plan under Rule 12b-1 for the Capital Management Investment Trust.

(n)      Rule 18f-3 Multi-Class Plan.^1

(p)(1) Code of Ethics for the Capital Management Investment Trust and Capital Management Associates, Inc.

(p)(2)   Code of Ethics for Shields and Company.^5

(q)      Powers of Attorney.^2

-----------------------

1. Incorporated herein by reference to Capital Management Investment Trust's Registration Statement Post-Effective Amendment No. 3 on Form N-1A filed on March 26, 1996 (File No. 33-85242).
2. Incorporated herein by reference to Capital Management Investment Trust's Registration Statement Post-Effective Amendment No. 4 on Form N-1A filed on March 31, 1997 (File No. 33-85242).
3. Incorporated herein by reference to Capital Management Investment Trust's Registration Statement Post-Effective Amendment No. 6 on Form N-1A filed on October 29, 1998 (File No. 33-85242).
4. Incorporated herein by reference to Capital Management Investment Trust's Registration Statement Post-Effective Amendment No. 8 on Form N-1A filed on January 29, 1999 (File No. 33-85242).
5.  To be filed by Amendment.


ITEM 24.  Persons Controlled by or Under Common Control with the Registrant
          -----------------------------------------------------------------

No person is controlled by or under common control with the Capital Management Investment Trust.


ITEM 25.  Indemnification
          ---------------

The Trust's Declaration of Trust, Investment Advisory Agreements, Administration Agreement, and Distribution Agreements provide for indemnification of certain persons acting on behalf of the Trust.

         Article V, Section 5.4 of the Trust's Declaration of Trust states:

               1. Subject only to the provisions hereof, every person who is or has been a Trustee, officer, employee or agent of the Trust and every person who serves at the Trustees request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a Trustee, officer, employee or agent of the Trust or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Trust and against amounts paid or incurred by him in the compromise or settlement thereof.

               2. The words "claim", "action", "suit", or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liabilities" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

               3. No indemnification shall be provided hereunder to a Trustee or officer:

                    a. against any liability to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct");

                    b. with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct;

                    c. in the absence of a final adjudication on the merits that such Trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made:

                       (A) by vote of a majority of a quorum of the Trustees who
                           are neither Interested Persons nor parties to the proceedings; or

                       (B) by independent legal counsel,  in a written opinion.

               4. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement granted herein except out of the property of the Trust, and no other person shall be personally liable to provide indemnity or reimbursement hereunder (except an insurer or surety or person otherwise bound by contract).

               5. Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.4 may be paid by the Trust prior to final disposition thereof upon receipt of a written undertaking by or on behalf of the Trustee, officer, employee or agent to reimburse the Trust if it is ultimately determined under this Section 5.4 that he is not entitled to indemnification. Such undertaking shall be secured by a surety bond or other suitable insurance or such security as the Trustees shall require unless a majority of a quorum of the Trustees who are neither Interested Persons nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based on readily available facts, that there is reason to believe that the indemnitee ultimately will be found to be entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to Trustees, officers and controlling persons of the Capital Management Investment Trust pursuant to the foregoing provisions, or otherwise, the Capital Management Investment Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Capital Management Investment Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Capital Management Investment Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Capital
Management Investment Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26.  Business and other Connections of the Investment Advisor
          --------------------------------------------------------

See the Statement of Additional Information section entitled "Management and Other Service Providers" of the Funds and the Investment Advisor's Form ADV filed with the Commission, which is hereby incorporated by reference, for the activities and affiliations of the officers and directors of the Investment Advisor of the Capital Management Investment Trust. Except as so provided, to the knowledge of the Capital Management Investment Trust, none of the directors or executive officers of the Investment Advisor is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Investment Advisor currently serves as investment advisor to numerous institutional and individual clients.


ITEM 27.  Principal Underwriter
          ---------------------

(a) Shields & Company is underwriter and distributor for the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund.

(b)      Name and                       Position(s)              Position(s)
         Principal                      and Offices              and Offices
         Business Address               with Underwriter         with Registrant
         ================               ================         ===============

         Joseph V. Shields, Jr.          Chairman                    Trustee
         140 Broadway
         New York, New York  10005

         David V. Shields                President                   Trustee
         140 Broadway
         New York, New York  10005

         Richard B. Thatcher             Vice President              None
         140 Broadway                    Secretary
         New York, New York  10005       Treasurer

         Bruce L. Graham, CFA            Vice President              None
         140 Broadway
         New York, New York  10005

         Brian Keep                      Vice President              None
         140 Broadway
         New York, New York  10005

(c)      Not applicable


ITEM 28.  Location of Accounts and Records
          --------------------------------

All account books and records not normally held by the Custodian are held by the Trust, in the offices of The Nottingham Company, Inc. or NC Shareholder Services, LLC, Administrator and Transfer Agent, respectively, to the Trust, or in the offices of Capital Management Associates, Inc., the Advisor.

The address of The Nottingham Company, Inc. is 105 North Washington Street, P.O. Box 69, Rocky Mount, North Carolina 27802-0069. The address of NC Shareholder Services, LLC is 107 North Washington Street, P.O. Box 4365, Rocky Mount, North Carolina 27802-0365. The address of Capital Management Associates, Inc. is 140 Broadway, New York, New York 10005. The address of First Union National Bank of North Carolina is Two First Union Center, Charlotte, North Carolina 28288-1151.


ITEM 29.  Management Services
          -------------------

Not applicable


ITEM 30.  Undertakings
          ------------

None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 8 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, and State of North Carolina on this 31st day of March, 2000.

CAPITAL MANAGEMENT INVESTMENT TRUST


By: /s/ C. Frank Watson, III
   ------------------------------------
         C. Frank Watson, III
         Secretary


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                             *
                                                                     Trustee
-------------------------------------------------------------
Lucius E. Burch, III                       Date

                             *
                                                                     Trustee
-------------------------------------------------------------
George S. Reichenbach                      Date

                             *
                                                                     Trustee
-------------------------------------------------------------
Thomas A. Saunders, III                    Date

                             *
                                                                     Trustee
-------------------------------------------------------------
David V. Shields                           Date

                             *
                                                                     Trustee and
-------------------------------------------------------------        Chairman
Joseph V. Shields                          Date

                             *
                                                                     Trustee
-------------------------------------------------------------
Anthony J. Walton                          Date

                             *
-------------------------------------------------------------     Vice-President
Joseph A. Zock                             Date


      /s/ Julian G. Winters           March 31, 2000
-------------------------------------------------------------        Treasurer
Julian G. Winters                          Date


* By: /s/ C. Frank Watson, III                      Dated:  March 31, 2000
     --------------------------------------------
         C. Frank Watson, III
         Attorney-in-Fact

                                INDEX TO EXHIBITS
                      (FOR POST-EFFECTIVE AMENDMENT NO. 8)
                      _____________________________________

EXHIBIT NO.
UNDER PART C
OF FORM N-1A             NAME OF EXHIBIT
------------             ---------------

   (h)(3)        Expense Limitation Agreement

   (i)(2)        Consent of Counsel

    (j)          Consent of Independent Public Accountants

   (m)(2)        Form of Amended and Restated Distribution Plan under Rule 12b-1

   (p)(1)        Code of Ethics for the Capital  Management Investment Trust and
                 Capital